UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2018

MFS® Commodity Strategy Fund

CMS-ANN

MFS® Commodity Strategy Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (c)(i)

Fixed income sectors (i)
Investment Grade Corporates	31.2%
U.S. Treasury Securities	25.9%
Collateralized Debt Obligations	9.1%
Asset-Backed Securities	8.5%
Commercial Mortgage-Backed Securities	2.8%
Non-U.S. Government Bonds	2.6%
Emerging Markets Bonds	1.8%
Residential Mortgage-Backed Securities	1.1%
Mortgage-Backed Securities	0.5%
Municipal Bonds	0.4%
U.S. Government Agencies	0.2%
High Yield Corporates	0.1%

Composition including fixed income credit quality (a)(i)
AAA	7.8%
AA	13.7%
A	14.6%
BBB	19.6%
BB	0.1%
U.S. Government	22.7%
Federal Agencies	0.7%
Not Rated	5.0%
Non-Fixed Income	100.3%
Cash & Cash Equivalents	22.1%
Other	(106.6)%

Commodity exposure (c)(i)

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(c)

MFS expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2018, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of –2.98%, at net asset value. This compares with a return of –1.73% for the fund’s benchmark, the Bloomberg Commodity Index.

The fund’s investment adviser expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Bloomberg Commodity Index. The timing of the fund’s allocation to livestock commodities, in particular lean hogs

4

Management Review – continued

and live cattle, was a primary detractor from relative performance. The fund’s fixed income investments underperformed the collateral return component of the benchmark. Additionally, a greater-than-benchmark exposure to industrial metals, in particular zinc, held back relative results.

Conversely, the fund’s greater-than-benchmark exposure to energy commodities was one of the primary contributors to relative performance during the reporting period.

Respectfully,

Portfolio Manager(s)

Alexander Mackey, Benjamin Nastou, and Natalie Shapiro

Note to Shareholders: Effective January 1, 2019, Philipp Burgener became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	(2.98)%	(7.04)%	(3.88)%
B	8/15/18	N/A	N/A	(1.23)%
C	8/15/18	N/A	N/A	(1.23)%
I	6/02/10	(2.73)%	(6.83)%	(3.65)%
R1	8/15/18	N/A	N/A	(1.23)%
R2	8/15/18	N/A	N/A	(1.05)%
R3	8/15/18	N/A	N/A	(1.05)%
R4	8/15/18	N/A	N/A	(1.05)%
R6	9/04/12	(2.74)%	(6.83)%	(7.99)%
Comparative benchmark(s)
Bloomberg Commodity Index (f)		(1.73)%	(7.31)%	(4.26)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.56)%	(8.14)%	(4.56)%
B With CDSC (Declining over six years from 4% to 0%) (v)		N/A	N/A	(5.18)%
C With CDSC (1% for 12 months) (v)		N/A	N/A	(2.21)%

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.11%	$1,000.00	$932.34	$5.41
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
B	Actual (i)	1.93%	$1,000.00	$987.74	$4.10
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
C	Actual (i)	1.93%	$1,000.00	$987.74	$4.10
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
I	Actual	0.86%	$1,000.00	$932.34	$4.19
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R1	Actual (i)	1.93%	$1,000.00	$987.74	$4.10
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
R2	Actual (i)	1.43%	$1,000.00	$989.49	$3.04
	Hypothetical (h)	1.43%	$1,000.00	$1,018.00	$7.27
R3	Actual (i)	1.18%	$1,000.00	$989.49	$2.51
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
R4	Actual (i)	0.93%	$1,000.00	$989.49	$1.98
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
R6	Actual	0.86%	$1,000.00	$932.34	$4.19
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, August 15, 2018, through the stated period end.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), except for Actual Expenses of Classes B, C, R1, R2, R3 and R4, which are multiplied by 78/365 (to reflect the period from the commencement of the classes’ investment operations, August 15, 2018, through October 31, 2018). For Hypothetical Expenses paid, it is assumed that Classes B, C, R1, R2, R3 and R4 were in existence for the entire six month period ended October 31, 2018. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/18

The Consolidated Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 80.6%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 21.4%
A Voce CLO Ltd., 2014-1A, “A2R”, FLR, 3.986% (LIBOR - 3mo. + 1.55%), 7/15/2026 (n)	$1,167,000	$1,165,814
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 4.586% (LIBOR - 3mo. + 2.15%), 7/15/2026 (n)	1,518,000	1,514,932
AIMCO Properties CLO LP, 2014-AA, “B1R”, FLR, 4.069% (LIBOR -3mo. + 1.6%), 7/20/2026 (n)	1,183,000	1,183,183
AIMCO Properties CLO LP, 2014-AA, “B2R”, 3.49%, 7/20/2026 (n)	376,000	375,321
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 3.753% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	252,269	252,004
ALM Loan Funding CLO, 2015-12A, “A2A2”, FLR, 3.786% (LIBOR -3mo. + 1.35%), 4/16/2027 (n)	2,726,878	2,723,067
ALM Loan Funding CLO, 2015-16A, “BR2”, FLR, 4.336% (LIBOR -3mo. + 1.9%), 7/15/2027 (n)	1,497,569	1,502,006
Americredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	1,265,000	1,253,107
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	42,541	42,521
Atrium CDO Corp., 2011-A, “BR”, FLR, 3.977% (LIBOR - 3mo. + 1.5%), 10/23/2025 (n)	1,167,000	1,164,646
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 4.84% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	1,150,000	1,152,274
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.949% (LIBOR - 3mo. + 1.5%), 10/17/2026 (n)	1,747,000	1,745,227
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 4.069% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,368,365	1,367,205
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 4.369% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	579,877	564,172
Bancorp Commercial Mortgage Trust, 2018-CR3, “B”, FLR, 3.83% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	1,177,240	1,178,721
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 3.38% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	1,512,000	1,511,189
BSPRT, 2018-FL4 Issuer, Ltd., FLR, 4.383% (LIBOR - 1mo. + 2.1%), 9/15/2035 (z)	1,813,000	1,818,689
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (z)	1,626,609	1,621,018
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	1,250,000	1,234,344
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.321%, 5/10/2050 (i)	12,073,424	959,036
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.43% (LIBOR -1mo. + 1.15%), 3/15/2028 (n)	317,834	318,708

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	$832,000	$822,855
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	372,000	367,182
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	536,000	524,864
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	578,000	562,848
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	709,000	691,714
CNH Equipment Trust, 2016-C, “A4”, 1.76%, 9/15/2023	1,855,638	1,805,145
Colony Starwood Homes, 2016-2A, “A”, FLR, 3.53% (LIBOR - 1mo. + 1.25%), 12/17/2033 (n)	1,451,540	1,451,541
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	1,414,000	1,409,038
CPS Auto Trust, 2017-C, “C”, 2.86%, 6/15/2023 (n)	820,000	811,119
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	1,493,000	1,486,526
Credit Acceptance Auto Loan Trust, 2017-2A, “B”, 3.02%, 4/15/2026 (n)	1,822,000	1,790,015
Cutwater Ltd., 2014-1A, “A2R”, FLR, 4.136% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	2,250,000	2,247,712
Cutwater Ltd., 2015-1A, “AR”, FLR, 3.656% (LIBOR - 3mo. + 1.22%), 1/15/2029 (z)	2,261,829	2,261,829
Dell Equipment Finance Trust, 2017-2, “B”, 2.47%, 10/24/2022 (n)	510,000	502,282
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	1,616,000	1,616,711
DLL Securitization Trust, 2017-A, “A3”, 2.14%, 12/15/2021 (n)	555,000	546,971
Drive Auto Receivables Trust, 2017-1, “B”, 2.36%, 3/15/2021	238,030	237,868
DT Auto Owner Trust, 2017-1A, “D”, 3.55%, 11/15/2022 (n)	905,000	903,632
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	1,389,000	1,387,007
DT Auto Owner Trust, 2017-3A, “C”, 3.01%, 5/15/2023 (n)	901,000	898,119
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	576,000	574,983
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	295,689	294,544
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (n)	84,717	84,642
Exeter Automobile Receivables Trust, 2017-1A, “A”, 1.96%, 3/15/2021 (n)	68,696	68,586
Exeter Automobile Receivables Trust, 2018-1A, “B”, 2.75%, 4/15/2022 (n)	1,385,000	1,377,303
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023 (n)	1,825,000	1,817,336
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 3.936% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	2,050,000	2,047,917
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	124,536	124,494
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	406,000	404,590
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	1,602,000	1,590,447
GMF Floorplan Owner Revolving Trust, 2017-A1, “A”, 2.22%, 1/18/2022 (n)	1,010,000	1,000,480

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Granite Point Mortgage Trust Inc., FLR, 3.182% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	$1,826,000	$1,826,000
GS Mortgage Securities Trust, 4.592%, 8/10/2043 (n)	2,104,000	2,143,058
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.048%, 5/10/2050 (i)	10,987,029	796,367
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.137%, 8/10/2050 (i)	11,437,153	852,486
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	386,253	385,645
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (n)	862,000	860,388
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (n)	495,000	494,030
Invitation Homes Trust, 2018-SFR1, “B”, 3.239% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	953,000	948,824
Invitation Homes Trust, 2018-SFR2, “A”, 3.139% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	1,737,095	1,738,723
JPMorgan Chase & Co., 4.717%, 2/15/2046 (n)	1,826,200	1,867,095
JPMorgan Chase Commercial Mortgage Securities Corp., 1.086%, 9/15/2050 (i)	13,084,131	885,535
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 3.779% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	1,731,000	1,735,870
LoanCore Ltd., 2018-CRE1, “C”, FLR, 4.83% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	577,000	582,418
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.836% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	2,652,449	2,628,779
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.336% (LIBOR -3mo. + 0.9%), 4/15/2028 (n)	1,283,932	1,281,421
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.949% (LIBOR -3mo. + 1.5%), 4/19/2030 (n)	2,174,539	2,160,981
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 3.644% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	2,590,000	2,571,222
Magnetite XI Ltd., 2014-11A, “BR”, FLR, 4.544% (LIBOR - 3mo. + 2.1%), 1/18/2027 (n)	805,000	804,730
Man GLG US CLO 2018-2 Ltd., 2018-2A, “BR”, FLR, 5.10% (LIBOR -3mo. + 2.45%), 10/15/2028 (w)	2,019,578	2,019,578
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.438%, 5/15/2050 (i)	11,975,276	943,876
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.45%, 6/15/2050 (i)	4,694,889	395,891
Mountain Hawk CLO Ltd., 2013-2A, “BR”, FLR, 4.069% (LIBOR -3mo. + 1.6%), 7/20/2024 (n)	1,809,670	1,806,549
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 4.244% (LIBOR -3mo. + 1.8%), 4/18/2025 (n)	2,325,000	2,322,638
Nationstar HECM Loan Trust, 2018-1A, “M1”, 3.238%, 2/25/2028 (n)	1,027,000	1,020,823

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Nationstar HECM Loan Trust, 2018-2A, “M1”, 3.551%, 7/25/2028 (n)	$1,072,000	$1,068,570
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, “B”, FLR, 3.081% (LIBOR - 1mo. + 0.8%), 9/25/2023 (z)	302,000	302,266
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, “C”, FLR, 3.331% (LIBOR - 1mo. + 1.05%), 9/25/2023 (z)	340,000	340,508
Neuberger Berman CLO Ltd., 2015-20A, “BR”, FLR, 3.686%, 1/15/2028 (z)	2,729,000	2,716,721
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 4.069% (LIBOR -3mo. + 1.6%), 4/20/2027 (n)	1,515,565	1,514,833
NextGear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (n)	938,000	927,633
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	766,000	755,820
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 5.019% (LIBOR - 3mo. + 2.55%), 10/20/2026 (n)	1,149,000	1,149,763
OCP CLO Ltd., 2015-10A, “A2R”, FLR, 3.808% (LIBOR - 3mo. + 1.3%), 10/26/2027 (z)	2,211,957	2,190,169
OneMain Financial Issuance Trust, 2017-1A, “A1”, 2.37%, 9/14/2032 (n)	1,525,000	1,497,243
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (n)	1,110,000	1,104,984
Oscar U.S. Funding Trust, 2017-2A, “A2B”, FLR, 2.934% (LIBOR -1mo. + 0.65%), 11/10/2020 (n)	516,275	516,805
Oscar U.S. Funding Trust, 2018-2A, “A3”, 3.39%, 9/12/2022 (n)	820,000	815,674
PFS Financing Corp., 2017-C, “A”, FLR, 2.749% (LIBOR - 1mo. + 0.47%), 10/15/2021 (n)	670,000	670,370
Santander Drive Auto Receivable Trust, 2018-1, “B”, 2.63%, 7/15/2022	1,246,000	1,237,496
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	769,000	765,185
Santander Retail Auto Lease Trust, 2017-A, “B”, 2.68%, 1/20/2022 (n)	866,000	854,098
Shackelton Ltd., CLO, 2013-4RA, “B”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	722,762	722,238
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	231,505	229,825
Starwood Waypoint Homes Trust, 2017-1, “B”, FLR, 3.449% (LIBOR - 1mo. + 1.17%), 1/17/2035 (n)	1,514,489	1,512,709
Thacher Park CLO Ltd. 2014-1A. “CR”, FLR, 4.669% (LIBOR - 3mo. + 2.2%), 10/20/2026 (n)	1,143,000	1,144,894
TICP Ltd., CLO, 2018-3R, “B”, FLR, 3.819% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	681,356	678,834

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
TICP Ltd., CLO, 2018-3R, “C”, FLR, 4.269% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	$1,195,706	$1,195,297
Tricon American Homes 2015-SFR1, Trust “1A”, 2.589%, 11/17/2033 (n)	1,025,591	987,577
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.022%, 11/15/2050 (i)	7,938,288	509,079
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	1,290,540	1,284,622
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	769,000	753,910
Verizon Owner Trust, 2018-1, “A1B”, FLR, 2.524% (LIBOR - 1mo. + 0.24%), 4/20/2023	1,479,000	1,479,734
Veros Auto Receivables Trust, 2017-1, “A”, 2.84%, 4/17/2023 (n)	251,764	250,981
Veros Auto Receivables Trust, 2018-1, “A”, 3.63%, 5/15/2023 (z)	1,688,000	1,688,202
Volvo Financial Equipment Master Owner Trust, 2017-A, “A”, FLR, 2.779% (LIBOR - 1mo. + 0.5%), 11/15/2022 (n)	2,219,000	2,225,367
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (n)	1,174,000	1,159,877
WF-RBS Commercial Mortgage Trust, 2011-C3, “A4”, 4.375%, 3/15/2044 (n)	2,276,538	2,318,679

		$126,000,374
Automotive - 0.9%
BMW US Capital LLC, 3.1%, 4/12/2021 (n)	$1,639,000	$1,621,873
Hyundai Capital America, 3.75%, 7/08/2021 (n)	1,082,000	1,073,569
Toyota Motor Credit Corp., 1.7%, 2/19/2019	1,190,000	1,185,811
Toyota Motor Credit Corp., FLR, 2.838% (LIBOR - 3mo. + 0.39%), 1/17/2019	1,620,000	1,621,080

		$5,502,333
Broadcasting - 0.3%
Interpublic Group of Companies, Inc., 3.5%, 10/01/2020	$1,512,000	$1,510,328
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	371,000	369,966

		$1,880,294
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$2,000,000	$1,927,506
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	1,402,000	1,385,978

		$3,313,484
Building - 0.2%
Stanley Black & Decker, Inc., 1.622%, 11/17/2018	$1,060,000	$1,059,342

Cable TV - 1.0%
Comcast Corp., 3.45%, 10/01/2021	$1,507,000	$1,506,282
NBCUniversal Media LLC, 4.375%, 4/01/2021	1,800,000	1,838,121
Time Warner Cable, Inc., 5%, 2/01/2020	2,308,000	2,344,924

		$5,689,327

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 0.7%
Dow Chemical Co., 8.55%, 5/15/2019	$2,000,000	$2,057,026
LyondellBasell Industries N.V., 5%, 4/15/2019	760,000	762,866
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	1,003,000	1,010,404

		$3,830,296
Computer Software - 0.6%
Dell Investments LLC / EMC Corp., 4.42%, 6/15/2021	$2,707,000	$2,729,459
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	990,000	991,239

		$3,720,698
Conglomerates - 0.5%
Roper Technologies, Inc., 2.8%, 12/15/2021	$508,000	$494,210
Westinghouse Air Brake Technologies Corp., 4.15%, 3/15/2024	1,789,000	1,747,173
Westinghouse Air Brake Technologies Corp., FLR, 3.381% (LIBOR -3mo. + 1.05%), 9/15/2021	754,000	755,277

		$2,996,660
Consumer Products - 0.1%
Newell Brands, Inc., 2.6%, 3/29/2019	$99,000	$98,736
Newell Rubbermaid, Inc., 3.15%, 4/01/2021	227,000	222,479

		$321,215
Consumer Services - 0.5%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,506,000	$1,442,252
QVC, Inc., 5.125%, 7/02/2022	1,156,000	1,170,015

		$2,612,267
Electrical Equipment - 0.2%
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	$1,408,000	$1,391,610

Electronics - 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3%, 1/15/2022	$1,861,000	$1,801,549
Microchip Technology, Inc., 3.922%, 6/01/2021 (n)	2,558,000	2,539,378
Tyco Electronics Group S.A., 2.375%, 12/17/2018	281,000	280,867

		$4,621,794
Emerging Market Quasi-Sovereign - 0.2%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$1,170,000	$1,167,543

Energy - Integrated - 0.7%
BP Capital Markets PLC, 2.521%, 1/15/2020	$806,000	$800,525
Eni S.p.A., 4%, 9/12/2023 (n)	740,000	724,253
Shell International Finance B.V., 1.375%, 5/10/2019	2,500,000	2,480,759

		$4,005,537

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Entertainment - 0.1%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	$836,000	$821,687

Food & Beverages - 1.0%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	$1,465,000	$1,436,227
Conagra Brands, Inc., 3.8%, 10/22/2021	1,039,000	1,039,959
Conagra Brands, Inc., FLR, 3.219% (LIBOR - 3mo. + 0.75%), 10/22/2020	742,000	742,415
Constellation Brands, Inc., FLR, 3.209% (LIBOR - 3mo. + 0.7%), 11/15/2021	739,000	738,526
Diageo PLC, 3%, 5/18/2020	967,000	964,400
General Mills, Inc., 3.2%, 4/16/2021	546,000	542,065
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	480,000	502,669

		$5,966,261
Insurance - 0.9%
American International Group, Inc., 2.3%, 7/16/2019	$1,182,000	$1,176,406
American International Group, Inc., 3.3%, 3/01/2021	2,044,000	2,023,245
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	2,200,000	2,160,565

		$5,360,216
Insurance - Health - 0.6%
Halfmoon Parent, Inc., FLR, 2.984% (LIBOR - 3mo. + 0.65%), 9/17/2021 (n)	$1,496,000	$1,495,975
UnitedHealth Group, Inc., 1.95%, 10/15/2020	1,775,000	1,734,620

		$3,230,595
Insurance - Property & Casualty - 0.3%
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	$1,522,000	$1,479,431

International Market Quasi-Sovereign - 1.8%
Caisse d’Amortissement de la Dette Sociale, 1.875%, 1/13/2020 (n)	$1,230,000	$1,214,170
CPPIB Capital, Inc., 1.25%, 9/20/2019 (n)	1,980,000	1,952,830
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	590,000	589,397
Dexia Credit Local S.A., 2.25%, 2/18/2020 (n)	580,000	573,518
Dexia Credit Local S.A., 1.875%, 9/15/2021 (n)	2,010,000	1,933,431
Electricite de France, 2.15%, 1/22/2019 (n)	1,200,000	1,197,168
Kommunalbanken A.S., 1.375%, 10/26/2020 (n)	720,000	697,054
Swedish Export Credit Corp., 1.125%, 8/28/2019	2,700,000	2,662,772

		$10,820,340
International Market Sovereign - 0.4%
Republic of Finland, 1%, 4/23/2019 (n)	$2,300,000	$2,281,904

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Internet - 0.5%
Baidu, Inc., 2.75%, 6/09/2019	$539,000	$537,024
Baidu, Inc., 3.875%, 9/29/2023	2,225,000	2,195,875

		$2,732,899
Local Authorities - 0.4%
Kommuninvest i Sverige AB, 1.125%, 9/17/2019 (n)	$2,390,000	$2,354,109

Machinery & Tools - 0.3%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,931,000	$1,910,869

Major Banks - 6.5%
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	$3,685,000	$3,610,895
Barclays PLC, 3.25%, 1/12/2021	4,050,000	3,989,485
Commonwealth Bank of Australia, 1.75%, 11/02/2018	1,000,000	1,000,000
Commonwealth Bank of Australia, 2.3%, 9/06/2019	1,725,000	1,714,029
Credit Agricole, “A”, FLR, 3.844% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	750,000	762,969
Credit Suisse Group AG, 3.8%, 9/15/2022	1,764,000	1,745,179
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	2,060,000	2,011,604
DNB Bank A.S.A., 2.125%, 10/02/2020 (n)	1,910,000	1,858,360
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	2,661,000	2,599,338
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	957,000	920,213
ING Bank N.V., 2.3%, 3/22/2019 (n)	500,000	498,869
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	449,000	442,856
Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	1,593,000	1,594,775
Mitsubishi UFJ Financial Group, Inc., 2.998%, 2/22/2022	868,000	850,127
National Australia Bank Ltd., 1.375%, 7/12/2019	1,100,000	1,088,320
PNC Bank N.A., 2.25%, 7/02/2019	1,140,000	1,134,245
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/2020 (n)	2,200,000	2,167,783
Sumitomo Mitsui Financial Group, Inc., 3.102%, 1/17/2023	1,108,000	1,078,363
Svenska Handelsbanken AB, 2.25%, 6/17/2019	1,725,000	1,716,403
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	4,587,000	4,483,916
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	3,100,000	3,050,909

		$38,318,638
Medical & Health Technology & Services - 0.3%
Becton, Dickinson and Co., 2.404%, 6/05/2020	$796,000	$783,058
Becton, Dickinson and Co., 2.894%, 6/06/2022	948,000	916,820

		$1,699,878

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical Equipment - 0.4%
Zimmer Biomet Holdings, Inc., 2.7%, 4/01/2020	$1,894,000	$1,873,635
Zimmer Biomet Holdings, Inc., FLR, 3.088% (LIBOR - 3mo. + 0.75%), 3/19/2021	356,000	356,186

		$2,229,821
Metals & Mining - 0.2%
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	$729,000	$748,085
Glencore Funding LLC, 3%, 10/27/2022 (n)	610,000	583,309

		$1,331,394
Midstream - 0.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.5%, 12/01/2022	$1,661,000	$1,621,667
El Paso LLC, 6.5%, 9/15/2020	1,874,000	1,968,813
EnLink Midstream Partners LP, 2.7%, 4/01/2019	430,000	427,286
Enterprise Products Operating LP, 6.5%, 1/31/2019	930,000	937,488
MPLX LP, 3.375%, 3/15/2023	471,000	459,009

		$5,414,263
Mortgage-Backed - 0.5%
Fannie Mae, 4.5%, 4/01/2024 - 5/01/2025	$368,903	$378,396
Fannie Mae, 4%, 3/01/2025	31,070	31,642
Fannie Mae, 3%, 12/01/2031	650,390	638,808
Fannie Mae, 2%, 5/25/2044	1,945,245	1,840,254
Freddie Mac, 0.882%, 4/25/2024 (i)	128,388	5,010
Freddie Mac, 4%, 7/01/2025	235,549	240,046

		$3,134,156
Municipals - 0.4%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	$3,058,000	$2,561,014

Network & Telecom - 1.1%
AT&T, Inc., 2.3%, 3/11/2019	$1,300,000	$1,297,145
AT&T, Inc., 2.45%, 6/30/2020	2,480,000	2,442,001
AT&T, Inc., FLR, 3.221% (LIBOR - 3mo. + 0.91%), 11/27/2018	1,570,000	1,570,710
British Telecommunications PLC, 2.35%, 2/14/2019	1,090,000	1,087,790

		$6,397,646
Oils - 0.1%
Phillips 66, FLR, 2.911% (LIBOR - 3mo. + 0.6%), 2/26/2021	$839,000	$839,585

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 5.9%
ABN AMRO Bank N.V., 3.4%, 8/27/2021 (n)	$729,000	$723,960
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	400,000	399,863
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	1,590,000	1,581,979
Banque Federative du Credit Mutuel, 2.2%, 7/20/2020 (n)	1,854,000	1,815,022
Branch Banking & Trust Co., 1.45%, 5/10/2019	1,570,000	1,558,947
Capital One Financial Corp., 2.5%, 5/12/2020	1,177,000	1,160,346
Capital One Financial Corp., 2.4%, 10/30/2020	590,000	576,516
Capital One Financial Corp., 3.2%, 1/30/2023	1,498,000	1,447,724
Citizens Bank N.A., 2.3%, 12/03/2018	1,400,000	1,399,465
Citizens Bank N.A., 2.25%, 3/02/2020	925,000	911,821
Citizens Bank N.A., 2.55%, 5/13/2021	310,000	301,643
Compass Bank, 3.5%, 6/11/2021	1,498,000	1,485,641
Compass Bank, 2.875%, 6/29/2022	2,837,000	2,718,541
Discover Bank, 3.1%, 6/04/2020	1,190,000	1,180,650
Fifth Third Bancorp, 2.3%, 3/01/2019	364,000	363,510
Fifth Third Bancorp, 2.3%, 3/15/2019	1,040,000	1,038,242
First Republic Bank, 2.375%, 6/17/2019	278,000	276,844
Groupe BPCE S.A., 2.5%, 12/10/2018	920,000	919,777
Groupe BPCE S.A., 2.5%, 7/15/2019	1,234,000	1,228,156
Groupe BPCE S.A., 4%, 9/12/2023 (n)	1,193,000	1,170,088
Groupe BPCE S.A., FLR, 3.574% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	1,193,000	1,190,836
Intesa Sanpaolo S.p.A., FLR, 3.078% (LIBOR - 3mo. + 0.63%), 7/17/2019	3,136,000	3,137,082
Lloyds Bank PLC, 2.3%, 11/27/2018	630,000	629,932
National Bank of Canada, FLR, 3.171% (LIBOR - 3mo. + 0.8%), 12/14/2018	3,200,000	3,202,860
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	1,390,000	1,346,621
U.S. Bank NA Cincinnati, 2.05%, 10/23/2020	2,170,000	2,119,004
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	1,015,000	959,030

		$34,844,100
Pharmaceuticals - 1.7%
Actavis Funding SCS, 3%, 3/12/2020	$1,058,000	$1,054,170
Actavis Funding SCS, 3.45%, 3/15/2022	735,000	722,810
Bayer U.S. Finance II LLC, 3.5%, 6/25/2021 (n)	2,275,000	2,260,543
Celgene Corp., 2.875%, 8/15/2020	1,912,000	1,890,900
Celgene Corp., 2.75%, 2/15/2023	1,297,000	1,233,567
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	2,740,000	2,706,118

		$9,868,108

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - 0.2%
Moody’s Corp., 3.25%, 6/07/2021	$1,266,000	$1,258,502

Retailers - 0.3%
Alimentation Couche-Tard, Inc., 2.35%, 12/13/2019 (n)	$1,786,000	$1,767,714

Supranational - 0.2%
Corporacion Andina de Fomento, 2%, 5/10/2019	$1,180,000	$1,172,801

Telecommunications - Wireless - 0.8%
American Tower Corp., REIT, 2.8%, 6/01/2020	$573,000	$566,766
American Tower Corp., REIT, 3%, 6/15/2023	1,462,000	1,400,487
Crown Castle International Corp., 3.4%, 2/15/2021	610,000	606,131
Crown Castle International Corp., 3.15%, 7/15/2023	755,000	724,608
SBA Tower Trust, 2.898%, 10/15/2019 (n)	878,000	873,102
SBA Tower Trust, 2.877%, 7/09/2021 (n)	660,000	644,539

		$4,815,633
Tobacco - 1.0%
BAT Capital Corp., 2.297%, 8/14/2020 (n)	$2,011,000	$1,967,973
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	3,866,000	3,816,415

		$5,784,388
Transportation - Services - 0.4%
TTX Co., 2.6%, 6/15/2020 (n)	$2,400,000	$2,362,253

U.S. Government Agencies and Equivalents - 0.2%
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	$750,000	$744,773
Small Business Administration, 2.25%, 7/01/2021	146,544	145,559

		$890,332
U.S. Treasury Obligations - 22.6%
U.S. Treasury Notes, 1%, 11/30/2018 (f)(s)	$13,580,000	$13,567,334
U.S. Treasury Notes, 1%, 3/15/2019 (f)(s)	15,000,000	14,923,242
U.S. Treasury Notes, 0.875%, 7/31/2019 (f)(s)	15,000,000	14,808,398
U.S. Treasury Notes, 1%, 11/15/2019 (f)(s)	15,000,000	14,734,570
U.S. Treasury Notes, 1.375%, 10/31/2020	38,541,000	37,418,930
U.S. Treasury Notes, 2.375%, 3/15/2021 (f)	8,081,000	7,983,776
U.S. Treasury Notes, 2.625%, 6/15/2021	29,872,000	29,651,461

		$133,087,711
Utilities - Electric Power - 1.9%
Dominion Energy, Inc., 2.962%, 7/01/2019	$780,000	$776,712
Dominion Energy, Inc., 2.579%, 7/01/2020	1,136,000	1,118,733
Dominion Resources, Inc., 2.5%, 12/01/2019	1,600,000	1,588,160

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Emera U.S. Finance LP, 2.15%, 6/15/2019	$1,165,000	$1,156,720
Engie Energia Chile S.A., 5.625%, 1/15/2021	1,582,000	1,629,367
Eversource Energy, 2.5%, 3/15/2021	730,000	716,233
FirstEnergy Corp., 2.85%, 7/15/2022	581,000	559,943
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	1,034,000	1,030,702
Southern Co., 1.85%, 7/01/2019	1,560,000	1,546,580
WEC Energy Group, Inc., 3.375%, 6/15/2021	1,056,000	1,053,066

		$11,176,216
Total Bonds (Identified Cost, $478,102,261)		$474,025,238

Investment Companies (h) - 11.4%
Money Market Funds - 11.4%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $67,283,708)	67,294,759	$67,288,030

Short-Term Obligations (s)(y) - 8.7%
Apple, Inc., 2.2%, due 11/02/2018	$4,400,000	$4,399,731
Colgate-Palmolive Co., 2.17%, due 11/05/2018	4,000,000	3,999,036
Freddie Mac, 2%, due 11/01/2018	18,598,000	18,598,000
Freddie Mac, 2.02%, due 11/01/2018	3,500,000	3,500,000
Intel Corp., 2.2%, due 11/09/2018	4,000,000	3,998,044
Nestle S.A., 2.25%, due 11/21/2018	4,000,000	3,995,000
Novartis Finance Corp., 2.22%, due 11/02/2018	4,000,000	3,999,753
Toronto-Dominion Bank, 2.295%, due 11/16/2018	4,500,000	4,495,697
Wal-Mart Stores, Inc., 2.29%, due 11/23/2018	4,000,000	3,994,402
Total Short-Term Obligations (Identified Cost, $50,979,663)		$50,979,663

Other Assets, Less Liabilities - (0.7)%		(4,018,322)
Net Assets - 100.0%		$588,274,609

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and uncleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $67,288,030 and $525,004,901, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $165,828,572, representing 28.2% of net assets.

22

Consolidated Portfolio of Investments – continued

(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security. At October 31, 2018, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
BSPRT, 2018-FL4 Issuer, Ltd., FLR, 4.383% (LIBOR - 1mo. + 2.1%), 9/15/2035	9/27/18	$1,813,000	$1,818,689
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033	2/21/18	1,626,581	1,621,018
Cutwater Ltd., 2015-1A, “AR”, FLR, 3.656% (LIBOR - 3mo. + 1.22%), 1/15/2029	10/15/18	2,261,829	2,261,829
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, “B”, FLR, 3.081% (LIBOR - 1mo. + 0.8%), 9/25/2023	9/17/18	302,000	302,266
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, “C”, FLR, 3.331% (LIBOR - 1mo. + 1.05%), 9/25/2023	9/17/18	340,000	340,508
Neuberger Berman CLO Ltd., 2015-20A, “BR”, FLR, 3.686%, 1/15/2028	11/15/17	2,729,000	2,716,721
OCP CLO Ltd., 2015-10A, “A2R”, FLR, 3.808% (LIBOR - 3mo. + 1.3%), 10/26/2027	11/27/17	2,211,957	2,190,169
Veros Auto Receivables Trust, 2018-1, “A”, 3.63%, 5/15/2023	10/24/18	1,687,886	1,688,202
Total Restricted Securities			$12,939,402
% of Net assets			2.2%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
BCOMALTR	Bloomberg Aluminum Subindex Total Return, this index is composed of futures contracts on aluminum.
BCOMBOTR	Bloomberg Soybean Oil Subindex Total Return, this index is composed of futures contracts on soybean oil.
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index is composed of futures contracts on brent crude.

23

Consolidated Portfolio of Investments – continued

BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is composed of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMHGTR	Bloomberg Copper Subindex Total Return, this index is composed of futures contracts on copper.
BCOMHOTR	Bloomberg Heating Oil Subindex Total Return, this index is composed of futures contracts on heating oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMLHTR	Bloomberg Lean Hogs Subindex Total Return, this index is composed of futures contracts on lean hogs. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMPBTR	Bloomberg Lead Subindex Total Return, this index is composed of futures contracts on lead. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSBTR	Bloomberg Sugar Subindex Total Return, this index is composed of futures contracts on sugar. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSMT	Bloomberg Soybean Meal Subindex Total Return, this index is composed of futures contracts on soybean meal.
BCOMTR	Bloomberg Commodity Index Total Return
BCOMZSTR	Bloomberg Zinc Subindex Total Return, this index is composed of futures contracts on zinc.
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPGCCCTR	S&P GSCI Cocoa Index Total Return

24

Consolidated Portfolio of Investments – continued

Derivative Contracts at 10/31/18

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	90	$18,959,063	December - 2018	$(53,670)

25

Consolidated Portfolio of Investments – continued

Uncleared Swap Agreements

Maturity Date	Notional Amount			Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Total Return Swaps
1/23/19	USD	7,318,510	(Short)	Merrill Lynch International	3 month T-Bill + 0.04%	BCOMKWT (floating rate)	$15,194	$—	$15,194
5/31/19	USD	6,422,878	(Short)	Merrill Lynch International	3 month T-Bill + 0.05%	BCOMSBTR (floating rate)	10,974	—	10,974
6/17/19	USD	3,611,015	(Short)	Merrill Lynch International	3 month T-Bill + 0%	BCOMBOTR (floating rate)	7,349	—	7,349
8/21/19	USD	5,763,274	(Short)	Merrill Lynch International	3 month T-Bill + 0.04%	BCOMKCTR (floating rate)	10,494	—	10,494
9/23/19	USD	3,965,503	(Short)	Goldman Sachs International	3 month T-Bill + 0.04%	BCOMHGTR (floating rate)	8,377	—	8,377
11/19/19	USD	7,455,250	(Short)	Merrill Lynch International	3 month T-Bill + 0.03%	BCOMPBTR (floating rate)	7,560	—	7,560
11/19/19	USD	7,200,669	(Short)	Merrill Lynch International	3 month T-Bill + 0.03%	BCOMLHTR (floating rate)	6,537	—	6,537

							$66,485	$—	$66,485

Liability Derivatives
Total Return Swaps
11/19/18	USD	9,756,650	(Long)	JPMorgan Chase Bank N.A.	BCOMCOT (floating rate)	3 month T-Bill + 0.08%	$(21,805)	$—	$(21,805)
12/03/18	USD	16,922,078	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(36,167)	—	(36,167)
12/03/18	USD	17,917,494	(Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(38,296)	—	(38,296)
1/04/19	USD	14,479,973	(Long)	Goldman Sachs International	BCOMCLTR (floating rate)	3 month T-Bill + 0.08%	(32,933)	—	(32,933)
1/04/19	USD	10,767,346	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(22,586)	—	(22,586)
2/14/19	USD	28,849,772	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.12%	(61,394)	—	(61,394)
2/14/19	USD	3,850,616	(Long)	JPMorgan Chase Bank N.A.	BCOMRBTR (floating rate)	3 month T-Bill + 0.08%	(9,335)	—	(9,335)
2/21/19	USD	27,837,545	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	(58,982)	—	(58,982)
3/20/19	USD	6,896,252	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(14,466)	—	(14,466)
3/22/19	USD	20,001,726	(Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.14%	(42,934)	—	(42,934)
3/22/19	USD	20,954,189	(Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	(44,398)	—	(44,398)
3/22/19	USD	20,954,189	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(44,786)	—	(44,786)
4/30/19	USD	8,707,102	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	(18,449)	—	(18,449)
4/30/19	USD	11,644,554	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(24,426)	—	(24,426)
4/30/19	USD	13,509,602	(Long)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(28,881)	—	(28,881)
5/10/19	USD	57,774,440	(Long)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(123,511)	—	(123,511)
5/31/19	USD	5,606,218	(Long)	JPMorgan Chase Bank N.A.	BCOMNGTR (floating rate)	3 month T-Bill + 0.08%	(10,748)	—	(10,748)
5/31/19	USD	4,683,336	(Long)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(10,012)	—	(10,012)

26

Consolidated Portfolio of Investments – continued

Uncleared Swap Agreements - continued

Maturity Date	Notional Amount			Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Total Return Swaps - continued
6/17/19	USD	3,748,374	(Long)	JPMorgan Chase Bank N.A.	BCOMGCTR (floating rate)	3 month T-Bill + 0.07%	$(7,493)	$—	$(7,493)
6/17/19	USD	5,671,181	(Long)	JPMorgan Chase Bank N.A.	BCOMNGTR (floating rate)	3 month T-Bill + 0.08%	(10,873)	—	(10,873)
7/12/19	USD	74,409,063	(Long)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(159,073)	—	(159,073)
7/12/19	USD	6,071,245	(Long)	Morgan Stanley Capital Services, Inc.	BCOMSMT (floating rate)	3 month T-Bill + 0.30%	(13,633)	—	(13,633)
7/26/19	USD	12,649,230	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(26,533)	—	(26,533)
8/21/19	USD	11,679,775	(Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	(24,746)	—	(24,746)
8/21/19	USD	68,366,090	(Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(143,405)	—	(143,405)
8/21/19	USD	31,165,509	(Long)	Merrill Lynch International	MLCILPRT (floating rate)	3 month T-Bill + 0.13%	(66,627)	—	(66,627)
8/21/19	USD	9,766,584	(Long)	Citibank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.12%	(20,758)	—	(20,758)
8/21/19	USD	58,599,506	(Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(123,136)	—	(123,136)
9/23/19	USD	5,461,986	(Long)	Merrill Lynch International	BCOMRBTR (floating rate)	3 month T-Bill + 0.10%	(13,359)	—	(13,359)
9/23/19	USD	7,417,596	(Long)	JPMorgan Chase Bank N.A.	BCOMCTTR (floating rate)	3 month T-Bill + 0.15%	(15,494)	—	(15,494)
9/26/19	USD	6,985,946	(Long)	JPMorgan Chase Bank N.A.	BCOMHOTR (floating rate)	3 month T-Bill + 0.08%	(14,905)	—	(14,905)
10/28/19	USD	7,921,834	(Long)	JPMorgan Chase Bank N.A.	BCOMZSTR (floating rate)	3 month T-Bill + 0.09%	(18,409)	—	(18,409)
11/19/19	USD	1,917,767	(Long)	JPMorgan Chase Bank N.A.	BCOMALTR (floating rate)	3 month T-Bill + 0.09%	(1,940)	—	(1,940)
11/19/19	USD	4,076,814	(Long)	JPMorgan Chase Bank N.A.	SPGCCCTR (floating rate)	3 month T-Bill + 0.09%	(3,873)	—	(3,873)
11/26/19	USD	16,000,000	(Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.11%	(240,680)	—	(240,680)

							$(1,549,046)	$—	$(1,549,046)

At October 31, 2018, the fund had cash collateral of $13,855,000 and other liquid securities with an aggregate value of $57,781,205 to cover any commitments for certain derivative contracts. Restricted cash in the Consolidated Statement of Assets and Liabilities is comprised of cash collateral.

See Notes to Consolidated Financial Statements

27

Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $529,081,924)	$525,004,901
Investments in affiliated issuers, at value (identified cost, $67,283,708)	67,288,030
Cash	400,447
Restricted cash for
Uncleared swaps	13,855,000
Receivables for
Due from uncleared swap brokers	2,023,274
Fund shares sold	52,976
Interest	2,294,561
Uncleared swaps, at value	66,485
Total assets	$610,985,674
Liabilities
Payables for
Due to uncleared swap brokers	$18,772,742
Daily variation margin on open futures contracts	11,264
Fund shares reacquired	203,648
When-issued investments purchased	2,019,578
Uncleared swaps, at value	1,549,046
Payable to affiliates
Investment adviser	24,596
Shareholder servicing costs	122
Distribution and service fees	11
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	130,046
Total liabilities	$22,711,065
Net assets	$588,274,609
Net assets consist of
Paid-in capital	$676,853,796
Total distributable earnings (loss)	(88,579,187)
Net assets	$588,274,609
Shares of beneficial interest outstanding	104,030,791

28

Consolidated Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$63,241	11,194	$5.65
Class B	52,366	9,284	5.64
Class C	49,394	8,756	5.64
Class I	48,148	8,517	5.65
Class R1	49,394	8,756	5.64
Class R2	49,446	8,757	5.65
Class R3	49,473	8,757	5.65
Class R4	49,499	8,757	5.65
Class R6	587,863,648	103,958,013	5.65

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.99 [100 / 94.25 x $5.65]. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Consolidated Financial Statements

29

Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$12,337,057
Dividends from affiliated issuers	1,473,270
Other	199
Foreign taxes withheld	(817)
Total investment income	$13,809,709
Expenses
Management fee	$4,517,043
Distribution and service fees	534
Shareholder servicing costs	489
Administrative services fee	97,517
Independent Trustees’ compensation	12,604
Custodian fee	44,652
Shareholder communications	10,774
Audit and tax fees	94,418
Legal fees	7,412
Miscellaneous	277,579
Total expenses	$5,063,022
Reduction of expenses by investment adviser	(56,274)
Net expenses	$5,006,748
Net investment income (loss)	$8,802,961
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,566,677)
Affiliated issuers	(5,338)
Futures contracts	(482,536)
Swap agreements	(15,741,443)
Net realized gain (loss)	$(17,795,994)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,550,582)
Affiliated issuers	(228)
Futures contracts	42,005
Swap agreements	(1,477,986)
Net unrealized gain (loss)	$(5,986,791)
Net realized and unrealized gain (loss)	$(23,782,785)
Change in net assets from operations	$(14,979,824)

See Notes to Consolidated Financial Statements

30

Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$8,802,961	$4,664,531
Net realized gain (loss)	(17,795,994)	12,233,845
Net unrealized gain (loss)	(5,986,791)	(1,498,362)
Change in net assets from operations	$(14,979,824)	$15,400,014
Total distributions declared to shareholders (a)	$(18,500,745)	$(3,450,522)
Change in net assets from fund share transactions	$29,680,123	$16,714,788
Total change in net assets	$(3,800,446)	$28,664,280
Net assets
At beginning of period	592,075,055	563,410,775
At end of period (b)	$588,274,609	$592,075,055

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income were $3,450,522.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included undistributed net investment income of $16,927,203.

See Notes to Consolidated Financial Statements

31

Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16		10/31/15		10/31/14 (z)		4/30/14
Net asset value, beginning of period	$6.00	$5.89		$5.93		$7.88		$9.28		$9.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.03	(c)	$0.01		$(0.00	)(w)	$(0.01)		$(0.00	)(w)
Net realized and unrealized gain (loss)	(0.25)	0.10		(0.05	)(g)	(1.95)		(1.39)		0.22
Total from investment operations	$(0.18)	$0.13		$(0.04)		$(1.95)		$(1.40)		$0.22
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.02)		$(0.00	)(w)	$—		$—		$(0.03)
Net asset value, end of period (x)	$5.65	$6.00		$5.89		$5.93		$7.88		$9.28
Total return (%) (r)(s)(t)(x)	(2.98)	2.25	(c)	(0.61)		(24.75)		(15.09	)(n)	2.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.06	(c)	1.07		1.08		1.10	(a)	1.06
Expenses after expense reductions (f)	1.08	1.05	(c)	1.06		1.07		1.10	(a)	1.05
Net investment income (loss)	1.22	0.58	(c)	0.21		(0.00	)(w)	(0.20	)(a)	(0.05)
Portfolio turnover	72	51		32		51		21	(n)	43
Net assets at end of period (000 omitted)	$63	$49		$48		$48		$97		$114

See Notes to Consolidated Financial Statements

32

Consolidated Financial Highlights – continued

Class B	Year ended 10/31/18 (i)
Net asset value, beginning of period	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.09)
Total from investment operations	$(0.07)
Less distributions declared to shareholders
From net investment income	$—
Net asset value, end of period (x)	$5.64
Total return (%) (r)(s)(t)(x)	(1.23	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	(a)
Expenses after expense reductions (f)	1.93	(a)
Net investment income (loss)	1.34	(a)
Portfolio turnover	72
Net assets at end of period (000 omitted)	$52

Class C	Year ended 10/31/18 (i)
Net asset value, beginning of period	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.09)
Total from investment operations	$(0.07)
Less distributions declared to shareholders
From net investment income	$—
Net asset value, end of period (x)	$5.64
Total return (%) (r)(s)(t)(x)	(1.23	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	(a)
Expenses after expense reductions (f)	1.93	(a)
Net investment income (loss)	1.41	(a)
Portfolio turnover	72
Net assets at end of period (000 omitted)	$49

See Notes to Consolidated Financial Statements

33

Consolidated Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16		10/31/15	10/31/14 (z)		4/30/14
Net asset value, beginning of period	$6.00	$5.90		$5.94		$7.90	$9.28		$9.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	(c)	$0.03		$0.02	$0.00	(w)	$0.02
Net realized and unrealized gain (loss)	(0.25)	0.09		(0.04	)(g)	(1.96)	(1.38)		0.21
Total from investment operations	$(0.16)	$0.14		$(0.01)		$(1.94)	$(1.38)		$0.23
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.04)		$(0.03)		$(0.02)	$—		$(0.05)
Net asset value, end of period (x)	$5.65	$6.00		$5.90		$5.94	$7.90		$9.28
Total return (%) (r)(s)(t)(x)	(2.73)	2.32	(c)	(0.20)		(24.63)	(14.87	)(n)	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.82	(c)	0.83		0.83	0.85	(a)	0.81
Expenses after expense reductions (f)	0.84	0.81	(c)	0.82		0.82	0.85	(a)	0.80
Net investment income (loss)	1.45	0.83	(c)	0.45		0.25	0.05	(a)	0.20
Portfolio turnover	72	51		32		51	21	(n)	43
Net assets at end of period (000 omitted)	$48	$49		$48		$48	$80		$94

Class R1	Year ended 10/31/18 (i)
Net asset value, beginning of period	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.09)
Total from investment operations	$(0.07)
Less distributions declared to shareholders
From net investment income	$—
Net asset value, end of period (x)	$5.64
Total return (%) (r)(s)(t)(x)	(1.23	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	(a)
Expenses after expense reductions (f)	1.93	(a)
Net investment income (loss)	1.35	(a)
Portfolio turnover	72
Net assets at end of period (000 omitted)	$49

See Notes to Consolidated Financial Statements

34

Consolidated Financial Highlights – continued

Class R2	Year ended 10/31/18 (i)
Net asset value, beginning of period	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.08)
Total from investment operations	$(0.06)
Less distributions declared to shareholders
From net investment income	$—
Net asset value, end of period (x)	$5.65
Total return (%) (r)(s)(t)(x)	(1.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	(a)
Expenses after expense reductions (f)	1.43	(a)
Net investment income (loss)	1.86	(a)
Portfolio turnover	72
Net assets at end of period (000 omitted)	$49

Class R3	Year ended 10/31/18 (i)
Net asset value, beginning of period	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03
Net realized and unrealized gain (loss)	(0.09)
Total from investment operations	$(0.06)
Less distributions declared to shareholders
From net investment income	$—
Net asset value, end of period (x)	$5.65
Total return (%) (r)(s)(t)(x)	(1.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	(a)
Expenses after expense reductions (f)	1.18	(a)
Net investment income (loss)	2.10	(a)
Portfolio turnover	72
Net assets at end of period (000 omitted)	$49

See Notes to Consolidated Financial Statements

35

Consolidated Financial Highlights – continued

Class R4	Year ended 10/31/18 (i)
Net asset value, beginning of period	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03
Net realized and unrealized gain (loss)	(0.09)
Total from investment operations	$(0.06)
Less distributions declared to shareholders
From net investment income	$—
Net asset value, end of period (x)	$5.65
Total return (%) (r)(s)(t)(x)	(1.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	(a)
Expenses after expense reductions (f)	0.93	(a)
Net investment income (loss)	2.35	(a)
Portfolio turnover	72
Net assets at end of period (000 omitted)	$49

Class R6	Year ended
	10/31/18	10/31/17		10/31/16		10/31/15	10/31/14 (z)		4/30/14
Net asset value, beginning of period	$6.00	$5.90		$5.94		$7.90	$9.29		$9.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	(c)	$0.03		$0.02	$0.00	(w)	$0.02
Net realized and unrealized gain (loss)	(0.25)	0.09		(0.04	)(g)	(1.96)	(1.39)		0.22
Total from investment operations	$(0.16)	$0.14		$(0.01)		$(1.94)	$(1.39)		$0.24
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.04)		$(0.03)		$(0.02)	$—		$(0.05)
Net asset value, end of period (x)	$5.65	$6.00		$5.90		$5.94	$7.90		$9.29
Total return (%) (r)(s)(t)(x)	(2.74)	2.32	(c)	(0.20)		(24.63)	(14.96	)(n)	2.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.81	(c)	0.82		0.83	0.86	(a)	0.81
Expenses after expense reductions (f)	0.83	0.80	(c)	0.82		0.83	0.85	(a)	0.81
Net investment income (loss)	1.46	0.83	(c)	0.45		0.26	0.05	(a)	0.19
Portfolio turnover	72	51		32		51	21	(n)	43
Net assets at end of period (000 omitted)	$587,864	$591,976		$563,314		$555,170	$539,510		$547,015

See Notes to Consolidated Financial Statements

36

Consolidated Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from the class inception, August 15, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

Principles of Consolidation – The fund gains exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2018, the Subsidiary’s net assets were $105,201,031, which represented 17.9% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

General – The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of

38

Notes to Consolidated Financial Statements – continued

ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

39

Notes to Consolidated Financial Statements – continued

In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

40

Notes to Consolidated Financial Statements – continued

the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$133,978,043	$—	$133,978,043
Non-U.S. Sovereign Debt	—	15,442,588	—	15,442,588
Municipal Bonds	—	2,561,014	—	2,561,014
U.S. Corporate Bonds	—	103,516,978	—	103,516,978
Residential Mortgage-Backed Securities	—	9,773,530	—	9,773,530
Commercial Mortgage-Backed Securities	—	16,187,012	—	16,187,012
Asset-Backed Securities (including CDOs)	—	103,173,988	—	103,173,988
Foreign Bonds	—	89,392,085	—	89,392,085
Short-Term Securities	—	50,979,663	—	50,979,663
Mutual Funds	67,288,030	—	—	67,288,030
Total	$67,288,030	$525,004,901	$—	$592,292,931

Other Financial Instruments
Futures Contracts – Liabilities	$(53,670)	$—	$—	$(53,670)
Swap Agreements – Assets	—	66,485	—	66,485
Swap Agreements – Liabilities	—	(1,549,046)	—	(1,549,046)

For further information regarding security characteristics, see the Consolidated Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

41

Notes to Consolidated Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2018 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(53,670)
Commodity	Total Return Swaps	66,485	(1,549,046)
Total		$66,485	$(1,602,716)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Consolidated Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Consolidated Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2018 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(482,536)	$—
Commodity	—	(15,741,443)
Total	$(482,536)	$(15,741,443)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2018 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$42,005	$—
Commodity	—	(1,477,986)
Total	$42,005	$(1,477,986)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin

42

Notes to Consolidated Financial Statements – continued

requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2018:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$—	$(11,264)
Swaps, at value	66,485	(1,549,046)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$66,485	$(1,560,310)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	(11,264)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$66,485	$(1,549,046)

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Consolidated Portfolio of Investments.

43

Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2018:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$8,377	$(8,377)	$—	$—	$—
Merrill Lynch International	58,108	(58,108)	—	—	—
Total	$66,485	$(66,485)	$—	$—	$—

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2018:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(20,758)	$—	$20,758	$—	$—
Goldman Sachs International	(400,593)	8,377	—	392,216	—
JPMorgan Chase Bank N.A.	(669,665)	—	—	669,665	—
Merrill Lynch International	(444,397)	58,108	—	386,289	—
Morgan Stanley Capital Services, Inc.	(13,633)	—	—	13,633	—
Total	$(1,549,046)	$66,485	$20,758	$1,461,803	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

44

Notes to Consolidated Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Consolidated Statement of Operations. The value of the uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Consolidated Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Consolidated Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations.

45

Notes to Consolidated Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

46

Notes to Consolidated Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. When issued investments purchased (sold) are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on

47

Notes to Consolidated Financial Statements – continued

the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating the Subsidiary as a separate holding for tax purposes instead of a consolidated entity.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$18,500,745	$3,450,522

48

Notes to Consolidated Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$746,427,985
Gross appreciation	976,935
Gross depreciation	(156,648,220)
Net unrealized appreciation (depreciation)	$(155,671,285)
Undistributed ordinary income	16,044,335
Capital loss carryforwards	(98,195,348)
Other temporary differences	149,243,111

As of October 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(76,689,367)
Long-Term	(21,505,981)
Total	$(98,195,348)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/18	Year ended 10/31/17
Class A	$1,416	$181
Class I	1,543	299
Class R6	18,497,786	3,450,042
Total	$18,500,745	$3,450,522

(3) Transactions with Affiliates

Investment Adviser – The fund and the Subsidiary have investment advisory agreements with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

The Subsidiary does not pay a management fee to MFS.

49

Notes to Consolidated Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $56,274, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $40 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$129
Class B	0.75%	0.25%	1.00%	1.00%	109
Class C	0.75%	0.25%	1.00%	1.00%	107
Class R1	0.75%	0.25%	1.00%	1.00%	108
Class R2	0.25%	0.25%	0.50%	0.50%	54
Class R3	—	0.25%	0.25%	0.25%	27
Total Distribution and Service Fees					$534

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended October 31, 2018.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $262, which equated to 0.00004%

50

Notes to Consolidated Financial Statements – continued

annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $227.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $1,000 and is included in “Miscellaneous” expense in the Consolidated Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2018, MFS purchased 8,757 shares each of Class B, Class C, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $300,000 as an initial investment in the class.

At October 31, 2018, MFS held approximately 76% and 94% of Class A and Class B, and 100% of the outstanding shares of Class C, Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$186,805,769	$137,267,305
Non-U.S. Government securities	$168,405,758	$174,434,014

51

Notes to Consolidated Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18 (i)		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,739	$15,758	—	$—
Class B	9,284	53,114	—	—
Class C	8,756	50,000	—	—
Class R1	8,756	50,000	—	—
Class R2	8,757	50,000	—	—
Class R3	8,757	50,000	—	—
Class R4	8,757	50,000	—	—
Class R6	17,803,093	104,027,255	9,947,715	57,535,002
	17,858,899	$104,346,127	9,947,715	$57,535,002

Shares issued to shareholders in reinvestment of distributions
Class A	249	$1,416	30	$181
Class I	272	1,543	50	299
Class R6	3,250,929	18,497,786	580,815	3,450,042
	3,251,450	$18,500,745	580,895	$3,450,522

Shares reacquired
Class R6	(15,685,327)	$(93,166,749)	(7,444,690)	$(44,270,736)

Net change
Class A	2,988	$17,174	30	$181
Class B	9,284	53,114	—	—
Class C	8,756	50,000	—	—
Class I	272	1,543	50	299
Class R1	8,756	50,000	—	—
Class R2	8,757	50,000	—	—
Class R3	8,757	50,000	—	—
Class R4	8,757	50,000	—	—
Class R6	5,368,695	29,358,292	3,083,840	16,714,308
	5,425,022	$29,680,123	3,083,920	$16,714,788

(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from inception, August 15, 2018 through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040

52

Notes to Consolidated Financial Statements – continued

Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2045 Fund were the owners of record of approximately 32%, 28%, 14%, 10%, 3%, 3%, 2%, 2%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2055 Fund and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $3,431 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		80,553,666	314,145,288	(327,404,195)	67,294,759

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(5,338)	$(228)	$—	$1,473,270	$67,288,030

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MFS Commodity Strategy Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of

54

Report of Independent Registered Public Accounting Firm – continued

securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

55

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

59

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Benjamin Nastou Natalie Shapiro

60

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

61

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

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Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

64

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

66

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2018

MFS® Global Alternative Strategy Fund

DTR-ANN

MFS® Global Alternative Strategy Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio Structure

			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	17.9%	13.1%	(3.2)%	27.8%
	Europe ex-U.K.	0.4%	4.2%	0.0%	4.6%
	United Kingdom	0.2%	4.0%	0.0%	4.2%
	Japan	0.0%	2.7%	0.0%	2.7%
	Emerging Markets	0.1%	0.0%	0.0%	0.1%
	Asia/Pacific ex-Japan	0.2%	0.0%	(1.6)%	(1.4)%
	North America ex-U.S.	0.0%	0.0%	(9.7)%	(9.7)%
Equity	Europe ex-U.K.	8.2%	4.1%	(5.1)%	7.2%
	United Kingdom	3.5%	2.5%	0.0%	6.0%
	U.S. Large Cap	26.4%	0.0%	(21.4)%	5.0%
	North America ex-U.S.	0.9%	0.5%	0.0%	1.4%
	Asia/Pacific ex-Japan	0.8%	0.7%	(0.1)%	1.4%
	U.S Small/Mid Cap	18.3%	0.0%	(17.7)%	0.6%
	Developed - Middle East/Africa	0.2%	0.0%	0.0%	0.2%
	Emerging Markets	2.2%	8.2%	(10.2)%	0.2%
	Japan	2.8%	0.0%	(3.2)%	(0.4)%
Cash	Cash & Cash Equivalent (d)				17.4%
	Other (e)				32.7%

Top ten holdings (c)
U.S. Treasury Note 5 yr Future - DEC 2018	13.1%
German Euro-Bund 10 yr Future - DEC 2018	4.2%
Long Gilt 10 yr Future - DEC 2018	4.0%
U.S. Treasury Ultra Bond 30 yr Future - DEC 2018	(3.1)%
Topix Index Future - DEC 2018	(3.2)%
FTSE 40 Index Future - DEC 2018	(3.5)%
Russell 2000 Index Future - DEC 2018	(8.5)%
S&P MidCap 400 Index Future - DEC 2018	(9.2)%
Canadian Treasury Bond 10 yr Future - DEC 2018	(9.7)%
S&P 500 Index Future - DEC 2018	(21.4)%

Portfolio Composition – continued

(a)

Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.

(b)

Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

(d)

Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

(e)

Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Global Alternative Strategy Fund (“fund”) was managed by both MFS and a subadvisor, UBS Asset Management (Americas) (“UBS”), for the period November 1, 2017 to July 12, 2018, which reflects the partial reporting period when the fund’s tactical asset allocation overlay was managed by UBS. Effective July 13, 2018, MFS replaced UBS as manager of the fund’s tactical asset allocation overlay.

MFS and UBS, during UBS’ tenure as the fund’s subadvisor, seek to achieve a total rate of return for the fund that meets or exceeds the FTSE 1-Month U.S. Treasury Bill Index (formerly Citigroup 1-Month U.S. Treasury Bill Index) plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS, during UBS’ tenure as the fund’s subadvisor, seek to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of US and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.

MFS’ contribution to the fund’s return, for the period November 1, 2017 to July 12, 2018, was primarily a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution, for the same period, was primarily a function of the quality of its tactical asset allocation overlay. Beginning July 13, 2018, MFS solely managed the fund.

For the twelve months ended October 31, 2018, Class A shares of the fund provided a total return of –0.06%, at net asset value. This compares with a return of 0.18% for the fund’s benchmark, the Bloomberg Barclays Capital 1-3 Year U.S. Treasury Bond Index.

Annual Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period, but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a

Management Review – continued

strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Performance information from November 1, 2017 to July 12, 2018, reflects the partial reporting period when the fund’s tactical asset allocation overlay was managed by UBS. Effective July 13, 2018, and to the end of the reporting period, performance information reflects the management of both the security selection and tactical asset allocation overlay of the fund solely by MFS.

The following discussion of factors affecting the Fund’s performance for the reporting period, reflects these two distinct periods (November 1, 2017 to July 12, 2018 and July 13, 2018 to October 31, 2018), under which the fund’s tactical asset allocation overlay was managed by UBS and MFS, respectively.

During the period covering November 1, 2017 through July 12, 2018, the derivatives overlay used to tactically manage the fund’s allocation across and within equity markets detracted from results during this portion of the reporting period, due to the timing of equity market exposure changes throughout the period.

Security selection, notably within the fund’s international value, international growth, quantitative value and large cap growth segments, benefited relative returns and outweighed negative security selection impacts within the fund’s equity opportunities and quantitative growth segments.

During the period covering July 13, 2018 through October 31, 2018, weak security selection, notably in the equity opportunities, investment grade credit and large cap growth segments, outweighed positive security selection in the fund’s international growth, international value and small cap value segments, and detracted from relative returns.

Weak global equity returns, notably late in the reporting period, also weighed on relative performance but were partially offset by the equity derivatives overlay, notably the fund’s greater exposure to equity futures in Brazil, used to tactically manage the fund’s allocation across and within equity markets.

The fixed income derivative segment of the fund contributed to relative performance during this abbreviated time within the reporting period.

Respectfully,

Portfolio Manager(s)

Benjamin Nastou and Natalie Shapiro

Management Review – continued

Note to Shareholders: Effective April 19, 2018, Alan Zlatar replaced Nathan Shetty as a Portfolio Manager of the Fund. Effective July 13, 2018, UBS no longer serves as the sub-adviser of the fund and José Ignacio Andrés and Alan Zlatar are no longer Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	12/20/07	(0.06)%	1.07%	3.48%
B	12/20/07	(0.81)%	0.29%	2.71%
C	12/20/07	(0.72)%	0.31%	2.72%
I	12/20/07	0.19%	1.31%	3.74%
R1	12/20/07	(0.83)%	0.30%	2.71%
R2	12/20/07	(0.22)%	0.82%	3.22%
R3	12/20/07	0.00%(w)	1.04%	3.48%
R4	12/20/07	0.24%	1.21%	3.69%
R6	12/20/07	0.24%	1.40%	3.78%
Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.18%	0.56%	1.02%
FTSE 1-Month U.S. Treasury Bill Index (f)		1.62%	0.50%	0.28%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(5.81)%	(0.12)%	2.87%
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.74)%	(0.10)%	2.71%
C With CDSC (1% for 12 months) (v)		(1.71)%	0.31%	2.72%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	Total return was less than 0.01%.

Benchmark Definition(s)

Bloomberg Barclays U.S. Treasury (1-3 Year) Index – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

FTSE 1-Month U.S. Treasury Bill Index (formerly known as Citigroup 1-Month U.S. Treasury Bill Index) – a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund’s tactical asset allocation overlay under a different investment process.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.31%	$1,000.00	$1,010.03	$6.64
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67
B	Actual	2.06%	$1,000.00	$1,006.15	$10.42
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
C	Actual	2.06%	$1,000.00	$1,006.13	$10.42
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
I	Actual	1.06%	$1,000.00	$1,010.96	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R1	Actual	2.07%	$1,000.00	$1,006.21	$10.47
	Hypothetical (h)	2.07%	$1,000.00	$1,014.77	$10.51
R2	Actual	1.56%	$1,000.00	$1,009.17	$7.90
	Hypothetical (h)	1.56%	$1,000.00	$1,017.34	$7.93
R3	Actual	1.30%	$1,000.00	$1,010.01	$6.59
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R4	Actual	1.06%	$1,000.00	$1,010.92	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R6	Actual	1.04%	$1,000.00	$1,010.90	$5.27
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.27%, $6.43, and $6.46 for Class A, 2.02%, $10.21, and $10.26 for Class B, 2.02%, $10.21, and $10.26 for Class C, 1.02%, $5.17, and $5.19 for Class I, 2.02%, $10.21, and $10.26 for Class R1, 1.52%, $7.70, and $7.73 for Class R2, 1.27%, $6.43, and $6.46 for Class R3, 1.02%, $5.17, and $5.19 for Class R4, and 0.99%, $5.02, and $5.04 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 63.1%
Issuer	Shares/Par	Value ($)
Aerospace - 1.4%
Boeing Co. (f)	2,532	$898,505
CACI International, Inc., “A” (a)	741	132,239
Curtiss-Wright Corp.	682	74,652
FLIR Systems, Inc.	1,777	82,293
Harris Corp.	2,008	298,610
Honeywell International, Inc.	363	52,570
L3 Technologies, Inc.	443	83,935
Leidos Holdings, Inc.	5,661	366,720
Lockheed Martin Corp.	962	282,684
Malaysia Airports Holdings Berhad	10,600	21,025
ManTech International Corp., “A”	775	44,392
Northrop Grumman Corp.	129	33,791
Rolls-Royce Holdings PLC	30,614	328,307
Saab AB, “B”	2,273	89,070
United Technologies Corp.	313	38,878

		$2,827,671
Airlines - 0.3%
Aena S.A.	325	$51,959
Alaska Air Group, Inc.	470	28,868
Delta Air Lines, Inc.	7,600	415,948
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	11,006	57,589

		$554,364
Alcoholic Beverages - 1.3%
AmBev S.A., ADR	7,472	$32,354
China Resources Beer Holdings Co. Ltd.	48,000	167,678
Constellation Brands, Inc., “A”	1,782	355,028
Diageo PLC	7,911	273,879
Heineken N.V.	4,210	379,569
Molson Coors Brewing Co.	7,665	490,560
Pernod Ricard S.A.	5,588	853,183

		$2,552,251
Apparel Manufacturers - 0.5%
Compagnie Financiere Richemont S.A.	2,014	$147,378
Hanesbrands, Inc.	3,507	60,180
LVMH Moet Hennessy Louis Vuitton SE	2,363	719,430
NIKE, Inc., “B”	652	48,926
PVH Corp.	389	46,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Apparel Manufacturers - continued
Skechers USA, Inc., “A” (a)	1,490	$42,569

		$1,065,471
Automotive - 0.6%
Adient PLC	574	$17,461
General Motors Co.	2,413	88,292
Harley-Davidson, Inc.	951	36,347
Hella KGaA Hueck & Co.	930	43,609
KAR Auction Services, Inc.	1,642	93,495
Koito Manufacturing Co. Ltd.	1,300	62,475
Lear Corp.	2,254	299,557
NGK Spark Plug Co. Ltd	3,500	70,741
Stoneridge, Inc. (a)	3,024	76,840
Tofas Turk Otomobil Fabriikasi A.S.	7,394	27,911
USS Co. Ltd.	10,500	188,994
Visteon Corp. (a)	388	30,667
WABCO Holdings, Inc. (a)	704	75,645

		$1,112,034
Biotechnology - 1.0%
Aimmune Therapeutics, Inc. (a)	1,237	$32,880
Alder Biopharmaceuticals, Inc. (a)	2,440	30,988
Amgen, Inc.	1,093	210,720
Amicus Therapeutics, Inc. (a)	3,189	35,653
Biogen, Inc. (a)	2,022	615,234
Bio-Techne Corp.	1,445	242,355
Celgene Corp. (a)	4,899	350,768
Gilead Sciences, Inc.	1,590	108,406
Immunomedics, Inc. (a)	1,844	41,545
Loxo Oncology, Inc. (a)	184	28,089
Morphosys AG, ADR (a)	1,272	29,281
Neurocrine Biosciences, Inc. (a)	295	31,609
Regeneron Pharmaceuticals, Inc. (a)	278	94,309
Spark Therapeutics, Inc. (a)	544	24,475
Tricida, Inc. (a)	664	17,928
Twist Bioscience Corp. (a)	1,306	18,284
Vertex Pharmaceuticals, Inc. (a)	912	154,548

		$2,067,072
Broadcasting - 0.4%
Interpublic Group of Companies, Inc.	2,442	$56,557
Netflix, Inc. (a)	2,108	636,152
WPP Group PLC	3,388	38,481

		$731,190

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - 1.3%
Apollo Global Management LLC, “A”	5,817	$171,136
BlackRock, Inc.	614	252,612
Blackstone Group LP	844	27,312
Computershare Ltd.	11,437	160,428
Daiwa Securities Group, Inc.	15,800	90,977
E*TRADE Financial Corp.	2,307	114,012
Hamilton Lane, Inc., “A”	1,072	41,143
IG Group Holdings PLC	10,678	82,506
Intercontinental Exchange, Inc.	3,354	258,392
Invesco Ltd.	3,084	66,954
NASDAQ, Inc. (f)	9,380	813,340
Raymond James Financial, Inc.	757	58,054
Schroders PLC	2,664	91,257
TD Ameritrade Holding Corp.	2,019	104,423
TMX Group Ltd.	3,245	204,074
WisdomTree Investments, Inc.	6,124	47,583

		$2,584,203
Business Services - 4.0%
Accenture PLC, “A” (f)(s)	8,410	$1,325,584
Amdocs Ltd.	1,134	71,748
Ashtead Group PLC	5,475	135,449
Brenntag AG	492	25,729
BrightView Holdings, Inc. (a)	2,895	42,614
Bunzl PLC	4,588	135,526
Cerved Information Solutions S.p.A.	5,006	39,945
Cognizant Technology Solutions Corp., “A”	1,788	123,426
Compass Group PLC	16,503	324,850
CoStar Group, Inc. (a)	362	130,834
Doshisha Co. Ltd.	4,100	84,141
DXC Technology Co. (s)	10,081	734,199
Endava PLC, ADR (a)	1,715	39,891
Equifax, Inc.	2,526	256,237
EVO Payments, Inc., “A”	3,885	92,230
Fidelity National Information Services, Inc.	1,225	127,523
First Data Corp. (a)	2,970	55,658
Fiserv, Inc. (a)(f)	10,988	871,348
FleetCor Technologies, Inc. (a)	736	147,222
Forrester Research, Inc.	836	33,674
Global Payments, Inc.	4,522	516,548
Intertek Group PLC	2,388	143,094
Meitec Corp.	2,400	100,196
MSCI, Inc.	1,006	151,282
Nomura Research Institute Ltd.	3,600	160,262

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
PRA Group, Inc. (a)	1,274	$39,290
Resideo Technologies, Inc. (a)	61	1,274
SGS S.A.	90	213,752
Sodexo	1,274	130,043
Total System Services, Inc.	1,348	122,870
TransUnion	2,649	174,172
Travelport Worldwide Ltd.	26,063	389,902
Verisk Analytics, Inc., “A” (a)	3,357	402,303
WEX, Inc. (a)	1,799	316,552
WNS (Holdings) Ltd., ADR (a)	1,663	83,466
Worldpay, Inc. (a)	2,896	265,969

		$8,008,803
Cable TV - 0.3%
Altice USA, Inc.	2,352	$38,361
Comcast Corp., “A”	15,343	585,182

		$623,543
Chemicals - 0.9%
3M Co.	1,162	$221,082
Celanese Corp.	477	46,240
DowDuPont, Inc.	744	40,116
Eastman Chemical Co.	909	71,220
FMC Corp.	598	46,692
Givaudan S.A.	175	424,664
Ingevity Corp. (a)	571	52,007
LyondellBasell Industries N.V., “A”	5,259	469,471
PPG Industries, Inc.	4,362	458,403

		$1,829,895
Computer Software - 3.5%
2U, Inc. (a)	612	$38,501
8x8, Inc. (a)	3,901	67,058
Adobe, Inc. (a)(f)	5,978	1,469,153
Anaplan, Inc. (a)	903	20,769
ANSYS, Inc. (a)	1,763	263,657
Autodesk, Inc. (a)	1,550	200,337
Cadence Design Systems, Inc. (a)	14,920	664,984
Check Point Software Technologies Ltd. (a)	976	108,336
Citrix Systems, Inc.	512	52,465
Dassault Systemes S.A.	2,504	314,388
Elastic N.V. (a)	498	33,864
EMIS Group PLC	6,117	70,760
Eventbrite, Inc.	1,943	54,987
Everbridge, Inc. (a)	973	49,458

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Microsoft Corp. (f)	13,472	$1,438,944
OBIC Co. Ltd.	5,500	506,386
Okta, Inc. (a)	443	25,853
Paylocity Holding Corp. (a)	594	39,079
PTC, Inc. (a)	1,543	127,159
RingCentral, Inc. (a)	516	40,109
Sabre Corp.	3,538	87,212
Salesforce.com, Inc. (a)	2,850	391,134
SAP SE	5,862	628,504
Talend S.A., ADR (a)	753	46,648
Ultimate Software Group, Inc. (a)	115	30,662
VeriSign, Inc.	1,195	170,335
Zendesk, Inc. (a)	1,042	57,279

		$6,998,021
Computer Software - Systems - 2.2%
Amadeus IT Group S.A.	13,095	$1,055,745
Apple, Inc. (f)	3,914	856,618
Box, Inc. (a)	3,206	57,708
Constellation Software, Inc.	36	24,776
EPAM Systems, Inc. (a)	528	63,080
Five9, Inc. (a)	933	36,723
ForeScout Tech, Inc. (a)	550	15,147
Hitachi Ltd.	12,000	366,500
International Business Machines Corp.	2,769	319,626
Model N, Inc. (a)	2,642	40,581
NCR Corp.	1,404	37,697
NICE Systems Ltd., ADR (a)	1,181	125,115
Pluralsight, Inc., “A” (a)	1,295	29,021
Presidio, Inc.	3,922	52,555
Proofpoint, Inc. (a)	515	46,839
Q2 Holdings, Inc. (a)	980	52,166
Rapid7, Inc. (a)	1,949	70,632
RealPage, Inc. (a)	929	49,237
ServiceNow, Inc. (a)	1,348	244,042
SS&C Technologies Holdings, Inc.	3,970	203,105
StoneCo Ltd. (a)	851	24,415
Tech Data Corp. (a)	3,396	239,961
Venture Corp. Ltd.	6,800	75,442
Verint Systems, Inc. (a)	2,062	94,172
Western Digital Corp.	3,203	137,953
Xerox Corp.	2,226	62,039

		$4,380,895

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Conglomerates - 0.1%
DCC PLC	1,535	$131,751
Melrose Industries PLC	17,727	38,214

		$169,965
Construction - 1.5%
Armstrong World Industries, Inc. (a)	561	$34,642
Bellway PLC	2,490	91,376
Eagle Materials, Inc.	292	21,561
Forterra PLC	26,579	74,911
Foundation Building Materials, Inc. (a)	3,504	33,393
Geberit AG	240	93,960
GMS, Inc. (a)	16,529	271,737
Lennox International, Inc.	338	71,281
Owens Corning	8,991	425,005
Pulte Homes, Inc.	2,976	73,120
Reliance Worldwide Corp.	28,114	99,744
Sherwin-Williams Co.	1,591	626,011
Stanley Black & Decker, Inc.	589	68,630
Summit Materials, Inc., “A” (a)	4,836	65,286
Techtronic Industries Co. Ltd.	12,000	56,336
Toll Brothers, Inc.	13,353	449,462
Toto Ltd.	1,900	67,942
Vulcan Materials Co.	3,488	352,776

		$2,977,173
Consumer Products - 1.7%
Colgate-Palmolive Co.	8,052	$479,497
Coty, Inc., “A”	3,207	33,834
Estee Lauder Cos., Inc., “A”	1,190	163,554
Kao Corp.	5,100	339,137
Kimberly-Clark Corp.	231	24,093
Kobayashi Pharmaceutical Co. Ltd.	13,900	907,724
L’Oréal S.A.	2,914	656,478
Newell Brands, Inc.	1,776	28,203
Prestige Brands Holdings, Inc. (a)	1,027	37,136
Reckitt Benckiser Group PLC	8,620	697,775
Sensient Technologies Corp.	954	61,877

		$3,429,308
Consumer Services - 0.9%
Asante, Inc.	4,600	$92,032
Bookings Holdings, Inc. (a)	246	461,147
Bright Horizons Family Solutions, Inc. (a)	4,679	537,664
Ctrip.com International Ltd., ADR (a)	668	22,231

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - continued
Kroton Educacional S.A.	31,703	$94,792
MakeMyTrip Ltd. (a)	4,822	119,537
Planet Fitness, Inc. (a)	8,381	411,423

		$1,738,826
Containers - 0.3%
Berry Global Group, Inc. (a)	5,966	$260,237
Brambles Ltd.	10,228	76,527
Graphic Packaging Holding Co.	11,299	124,402
Sealed Air Corp.	1,006	32,554
WestRock Co.	860	36,954

		$530,674
Electrical Equipment - 1.8%
AMETEK, Inc.	5,001	$335,467
Amphenol Corp., “A”	3,716	332,582
AZZ, Inc.	785	34,815
CTS Corp.	1,680	44,839
HD Supply Holdings, Inc. (a)	4,164	156,442
IMI PLC	10,676	135,710
Legrand S.A.	860	56,243
Littlefuse, Inc.	1,204	218,117
Mettler-Toledo International, Inc. (a)	918	501,981
MSC Industrial Direct Co., Inc., “A”	4,398	356,502
Rockwell Automation, Inc.	1,410	232,269
Schneider Electric S.A.	7,559	547,606
Sensata Technologies Holding PLC (a)	1,410	66,129
Spectris PLC	4,305	117,977
TE Connectivity Ltd.	819	61,769
TriMas Corp. (a)	1,703	50,153
W.W. Grainger, Inc.	233	66,165
WESCO International, Inc. (a)	6,144	308,306

		$3,623,072
Electronics - 2.2%
Analog Devices, Inc.	4,673	$391,177
Broadcom, Inc.	1,190	265,953
Brooks Automation, Inc.	1,899	58,926
Halma PLC	36,958	627,343
Inphi Corp. (a)	949	30,368
Intel Corp.	8,942	419,201
IPG Photonics Corp. (a)	496	66,241
Keysight Technologies, Inc. (a)	1,098	62,674
MACOM Technology Solutions Holdings, Inc. (a)	1,034	14,548

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Marvell Technology Group Ltd.	18,471	$303,109
Maxim Integrated Products, Inc.	1,085	54,272
Mellanox Technologies Ltd. (a)	440	37,264
Monolithic Power Systems, Inc.	1,654	195,370
nLight, Inc. (a)	3,289	58,676
NVIDIA Corp.	784	165,291
OSI Systems, Inc. (a)	845	58,440
Plexus Corp. (a)	692	40,413
Samsung Electronics Co. Ltd.	582	21,766
Silicon Laboratories, Inc. (a)	560	45,657
Silicon Motion Technology Corp., ADR	2,824	106,154
Stanley Electric Co. Ltd.	2,700	79,686
Taiwan Semiconductor Manufacturing Co. Ltd.	12,654	94,015
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	20,661	787,184
Texas Instruments, Inc.	3,812	353,868
USA Technologies, Inc. (a)	3,884	22,527

		$4,360,123
Energy - Independent - 1.1%
Cabot Oil & Gas Corp.	2,416	$58,540
Cairn Energy PLC (a)	14,317	36,143
Caltex Australia Ltd.	2,387	47,820
Concho Resources, Inc. (a)	227	31,573
Energen Corp. (a)	677	48,724
EOG Resources, Inc.	380	40,029
EQT Corp.	1,162	39,473
Hess Corp.	1,118	64,173
Marathon Petroleum Corp.	7,229	509,283
Oil Search Ltd.	7,379	40,691
Parsley Energy, Inc., “A” (a)	3,358	78,644
Phillips 66	6,419	660,002
Pioneer Natural Resources Co.	381	56,110
TORC Oil & Gas Ltd.	13,364	54,920
Valero Energy Corp.	3,820	347,964
WPX Energy, Inc. (a)	4,049	64,946

		$2,179,035
Energy - Integrated - 0.4%
Anadarko Petroleum Corp.	3,622	$192,690
BP PLC	16,299	118,188
BP PLC, ADR	1,495	64,838
Eni S.p.A.	3,977	70,749
Exxon Mobil Corp.	2,828	225,335

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
Galp Energia SGPS S.A.	2,809	$48,981

		$720,781
Engineering - Construction - 0.1%
Construction Partners, Inc., “A” (a)	2,674	$24,173
KBR, Inc.	6,212	122,873

		$147,046
Entertainment - 0.1%
IMAX Corp.	1,901	$36,803
Live Nation, Inc. (a)	491	25,679
Merlin Entertainments PLC	22,508	92,984
Parques Reunidos Servicios Centrales S.A.U.	2,045	25,433
Six Flags Entertainment Corp.	279	15,027

		$195,926
Food & Beverages - 2.5%
Archer Daniels Midland Co.	1,334	$63,031
Beazley PLC	46,491	313,466
Britvic PLC	8,467	85,606
Cal-Maine Foods, Inc.	889	43,268
Coca-Cola European Partners PLC	1,390	63,231
Danone S.A.	11,268	798,690
General Mills, Inc.	7,490	328,062
Hostess Brands, Inc. (a)	4,890	50,856
Ingredion, Inc.	3,682	372,545
J.M. Smucker Co.	585	63,367
Marine Harvest A.S.A.	6,823	165,116
Mondelez International, Inc.	873	36,648
Nestle S.A.	17,026	1,438,964
Nestle S.A., ADR	3,978	335,266
PepsiCo, Inc.	445	50,009
Post Holdings, Inc. (a)	269	23,785
S Foods, Inc.	2,700	109,267
Sanderson Farms, Inc.	1,051	103,408
Tate & Lyle PLC	7,798	67,101
TreeHouse Foods, Inc. (a)	1,178	53,670
Tyson Foods, Inc., “A”	6,911	414,107

		$4,979,463
Food & Drug Stores - 0.1%
Japan Meat Co. Ltd.	4,100	$74,495
Kroger Co.	1,022	30,415
Sundrug Co. Ltd.	2,100	76,070

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - continued
Tesco PLC	21,648	$59,021

		$240,001
Forest & Paper Products - 0.0%
Fibria Celulose S.A., ADR	3,043	$58,456
Trex Co., Inc. (a)	615	37,700

		$96,156
Furniture & Appliances - 0.0%
Whirlpool Corp.	395	$43,355

Gaming & Lodging - 0.8%
Hilton Worldwide Holdings, Inc.	1,075	$76,508
Las Vegas Sands Corp.	3,583	182,840
Marriott International, Inc., “A”	4,542	530,914
Paddy Power Betfair PLC	4,417	379,398
Royal Caribbean Cruises Ltd.	1,359	142,328
Vail Resorts, Inc.	699	175,673
Wyndham Hotels Group, LLC	426	20,998

		$1,508,659
General Merchandise - 0.2%
B&M European Value Retail S.A.	13,065	$69,604
Dollar Tree, Inc. (a)	1,359	114,564
Dollarama, Inc.	2,679	74,095
Target Corp.	1,207	100,941

		$359,204
Health Maintenance Organizations - 0.7%
Cigna Corp.	169	$36,134
Humana Inc. (s)	2,678	858,058
UnitedHealth Group, Inc.	1,799	470,169
WellCare Health Plans, Inc. (a)	340	93,836

		$1,458,197
Insurance - 2.3%
AIA Group Ltd.	88,200	$670,851
Allstate Corp.	816	78,108
Aon PLC	4,932	770,280
Arthur J. Gallagher & Co.	886	65,573
Assurant, Inc.	623	60,562
Athene Holding Ltd. (a)	1,184	54,132
Brighthouse Financial, Inc. (a)	252	9,987
Chubb Ltd.	332	41,470

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Everest Re Group Ltd.	494	$107,623
Fairfax Financial Holdings Ltd.	525	255,112
Hanover Insurance Group, Inc.	861	95,898
Hartford Financial Services Group, Inc.	2,146	97,471
Hiscox Ltd.	5,574	115,990
Jardine Lloyd Thompson Group PLC	6,982	168,314
Lincoln National Corp.	806	48,513
MetLife, Inc.	12,140	500,047
Prudential Financial, Inc.	5,748	539,047
Safety Insurance Group, Inc.	396	32,979
Sony Financial Holdings, Inc.	5,200	120,440
Swiss Re Ltd.	506	45,699
Third Point Reinsurance Ltd. (a)	2,950	32,627
Travelers Cos., Inc.	2,935	367,257
Unum Group	8,647	313,540
Zurich Insurance Group AG	240	74,634

		$4,666,154
Internet - 1.7%
Alphabet, Inc., “A” (a)	634	$691,428
Alphabet, Inc., “C” (a)	620	667,597
Baidu, Inc., ADR (a)	3,109	590,896
Facebook, Inc., “A” (a)	2,975	451,575
GoDaddy, Inc. (a)	4,494	328,826
IAC/InterActiveCorp (a)	421	82,764
LogMeIn, Inc.	1,559	134,261
MINDBODY, Inc., “A” (a)	2,721	86,637
Naver Corp.	2,312	233,330
Rightmove PLC	23,630	136,567
Rocket Internet AG (a)	1,089	31,478
Scout24 AG	571	23,710

		$3,459,069
Leisure & Toys - 0.8%
Activision Blizzard, Inc.	2,072	$143,071
Brunswick Corp.	1,835	95,402
Electronic Arts, Inc. (a)(f)	12,956	1,178,737
Take-Two Interactive Software, Inc. (a)	1,318	169,851

		$1,587,061
Machinery & Tools - 2.5%
AGCO Corp.	6,940	$388,918
Allison Transmission Holdings, Inc.	4,417	194,701
Caterpillar, Inc.	873	105,912

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Cummins, Inc.	1,809	$247,272
Daikin Industries Ltd.	1,000	115,747
Eaton Corp. PLC	9,120	653,630
Flowserve Corp.	368	16,891
Gardner Denver Holdings, Inc. (a)	2,745	74,280
Gates Industrial Corp. PLC (a)	5,177	77,914
GEA Group AG	11,493	349,651
Herman Miller, Inc.	845	27,843
Hoshizaki Corp.	500	40,238
Illinois Tool Works, Inc.	1,542	196,713
ITT, Inc.	1,777	89,739
Kennametal, Inc.	1,949	69,092
Kubota Corp.	6,000	94,316
Nordson Corp.	961	117,886
Regal Beloit Corp.	7,538	540,475
Ritchie Bros. Auctioneers, Inc.	3,006	101,032
Ritchie Bros. Auctioneers, Inc.	10,008	336,628
Roper Technologies, Inc.	1,795	507,806
Schindler Holding AG	338	71,282
Spirax-Sarco Engineering PLC	5,134	424,579
United Rentals, Inc. (a)	692	83,088

		$4,925,633
Major Banks - 1.4%
Bank of America Corp. (f)	28,244	$776,710
Bankia S.A.	10,336	32,534
Barclays PLC	32,699	72,098
BNP Paribas	1,055	55,123
Comerica, Inc.	915	74,627
Goldman Sachs Group, Inc.	234	52,737
Huntington Bancshares, Inc.	6,096	87,356
JPMorgan Chase & Co. (f)	9,658	1,052,915
KeyCorp	5,019	91,145
Mitsubishi UFJ Financial Group, Inc.	15,200	91,998
PNC Financial Services Group, Inc.	306	39,318
State Street Corp.	324	22,275
Svenska Handelsbanken AB	14,399	156,622
UBS Group AG	8,999	125,896

		$2,731,354
Medical & Health Technology & Services - 1.1%
AmerisourceBergen Corp.	2,838	$249,744
Charles River Laboratories International, Inc. (a)	811	98,796

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Express Scripts Holding Co. (a)	3,128	$303,322
Guardant Health, Inc. (a)	1,084	36,292
HCA Healthcare, Inc.	274	36,587
Henry Schein, Inc. (a)	1,242	103,086
HMS Holdings Corp. (a)	1,384	39,887
Hogy Medical Co. Ltd.	3,400	100,341
ICON PLC (a)	1,907	263,319
McKesson Corp.	2,200	274,472
Medidata Solutions, Inc. (a)	1,063	74,729
Miraca Holdings, Inc.	2,400	58,329
Premier, Inc., “A” (a)	3,281	147,645
Quest Diagnostics, Inc.	649	61,077
Sonic Healthcare Ltd.	2,083	33,330
Syneos Health, Inc. (a)	1,886	86,058
Teladoc Health, Inc. (a)	835	57,899
Universal Health Services, Inc.	555	67,466
Walgreens Boots Alliance, Inc.	1,948	155,392

		$2,247,771
Medical Equipment - 2.5%
Align Technology, Inc. (a)	353	$78,084
Ansell Ltd.	4,204	69,008
Baxter International, Inc.	1,134	70,886
Boston Scientific Corp. (a)	3,454	124,828
Cooper Cos., Inc.	574	148,270
Danaher Corp.	6,114	607,732
Edwards Lifesciences Corp.	934	137,858
EssilorLuxottica	3,791	518,486
Inspire Medical Systems, Inc. (a)	414	16,593
iRhythm Technologies, Inc. (a)	283	21,865
Masimo Corp. (a)	639	73,868
Medtronic PLC	6,853	615,536
Merit Medical Systems, Inc. (a)	1,121	64,032
Mesa Laboratories, Inc.	260	47,499
Nevro Corp. (a)	590	28,768
Nihon Kohden Corp.	2,500	75,092
OptiNose, Inc. (a)	2,774	29,349
PerkinElmer, Inc.	6,002	519,053
QIAGEN N.V. (a)	5,703	207,156
Quidel Corp. (a)	1,088	70,024
Senseonics Holdings, Inc. (a)	7,402	27,461
Steris PLC	3,498	382,366
Stryker Corp.	1,083	175,684

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Terumo Corp.	1,800	$96,790
Thermo Fisher Scientific, Inc.	2,978	695,810
West Pharmaceutical Services, Inc.	664	70,331
Zimmer Biomet Holdings, Inc.	678	77,014

		$5,049,443
Metals & Mining - 0.0%
Rio Tinto PLC	1,786	$86,829

Natural Gas - Distribution - 0.2%
China Resources Gas Group Ltd.	10,000	$38,386
Italgas SpA	18,026	93,143
New Jersey Resources Corp.	1,540	69,454
NiSource, Inc.	1,711	43,391
Sempra Energy	688	75,763
South Jersey Industries, Inc.	3,322	98,132

		$418,269
Natural Gas - Pipeline - 0.3%
APA Group	5,246	$35,719
Enbridge, Inc.	1,555	48,453
Enterprise Products Partners LP	13,163	353,031
EQM Midstream Partners LP	4,159	190,940
Plains GP Holdings LP	2,797	59,772

		$687,915
Network & Telecom - 0.3%
Cisco Systems, Inc.	7,969	$364,582
Interxion Holding N.V. (a)	1,155	67,995
LM Ericsson Telephone Co., “B”	6,035	52,613
Motorola Solutions, Inc.	388	47,553
Switch, Inc.	3,337	29,599
VTech Holdings Ltd.	7,300	85,642

		$647,984
Oil Services - 0.3%
Apergy Corp. (a)	550	$21,444
Forum Energy Technologies, Inc. (a)	5,182	46,431
Frank’s International N.V. (a)	12,449	88,388
Liberty Oilfield Services, Inc.	2,672	50,715
NOW, Inc. (a)	6,433	82,600
Oil States International, Inc. (a)	1,142	25,432
Patterson-UTI Energy, Inc.	7,900	131,456

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - continued
Schlumberger Ltd.	4,020	$206,266

		$652,732
Other Banks & Diversified Financials - 3.4%
Aeon Financial Service Co. Ltd.	4,000	$78,231
AIB Group PLC	10,746	51,996
Air Lease Corp.	979	37,300
Bank of Hawaii Corp.	886	69,498
Bank OZK	1,753	47,962
Berkshire Hills Bancorp, Inc.	842	28,098
Brookline Bancorp, Inc.	3,604	55,862
Cathay General Bancorp, Inc.	1,447	54,509
Chiba Bank Ltd.	19,300	121,869
Citigroup, Inc. (f)	11,561	756,783
Credicorp Ltd.	1,160	261,824
Discover Financial Services	10,172	708,683
Element Fleet Management Corp.	14,702	86,551
Erste Group Bank AG	2,121	86,485
Fifth Third Bancorp	2,493	67,286
First Hawaiian, Inc.	3,481	86,259
Grupo Financiero Banorte S.A. de C.V.	44,725	246,069
Hanmi Financial Corp.	2,291	48,065
HDFC Bank Ltd.	3,037	78,822
HDFC Bank Ltd., ADR	3,902	346,927
Intesa Sanpaolo S.p.A	40,593	89,794
Julius Baer Group Ltd.	5,761	263,354
Jyske Bank	2,237	91,458
KBC Group N.V.	1,185	81,739
Lakeland Financial Corp.	1,515	65,190
Legacytextas Financial Group, Inc.	3,105	119,636
M&T Bank Corp.	376	62,194
Mastercard, Inc., “A”	754	149,043
Metropolitan Bank & Trust Co.	60,930	74,647
Northern Trust Corp.	760	71,493
Prosperity Bancshares, Inc.	1,285	83,564
Public Bank Berhad	14,100	82,892
Sandy Spring Bancorp, Inc.	1,148	40,811
Signature Bank	1,854	203,755
SunTrust Banks, Inc.	1,365	85,531
Synchrony Financial	4,856	140,241
TCF Financial Corp.	2,673	55,812
Textainer Group Holdings Ltd. (a)	2,421	28,398
U.S. Bancorp	9,229	482,400
UMB Financial Corp.	1,292	82,494

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Visa, Inc., “A” (f)	6,689	$922,079
Wintrust Financial Corp.	2,214	168,574

		$6,764,178
Pharmaceuticals - 2.4%
Aquestive Therapeutics, Inc. (a)	1,222	$18,489
Aratana Therapeutics, Inc. (a)	4,873	28,946
Bayer AG	8,821	677,197
Bristol-Myers Squibb Co.	12,665	640,089
Collegium Pharmaceutical, Inc. (a)	2,126	34,122
Elanco Animal Health, Inc. (a)	1,370	41,758
Eli Lilly & Co.	5,708	618,975
Forty Seven, Inc. (a)	1,030	12,710
Genomma Lab Internacional S.A., “B” (a)	100,610	64,636
Johnson & Johnson (s)	8,295	1,161,217
Merck & Co., Inc.	1,804	132,792
Mylan N.V. (a)	1,331	41,594
Novo Nordisk A.S., “B”	2,810	121,540
Orchard RX Ltd., ADR (a)	1,439	20,146
PetIQ, Inc. (a)	1,103	34,921
Pfizer, Inc.	1,734	74,666
Principia Biopharma, Inc. (a)	735	16,905
Roche Holding AG	3,418	831,804
Santen Pharmaceutical Co. Ltd.	15,800	233,790
Zoetis, Inc.	373	33,626

		$4,839,923
Pollution Control - 0.1%
Advanced Disposal Services, Inc. (a)	2,121	$57,458
Evoqua Water Technologies LLC (a)	8,189	78,614

		$136,072
Precious Metals & Minerals - 0.0%
Agnico-Eagle Mines Ltd.	1,600	$56,576

Printing & Publishing - 0.4%
IHS Markit Ltd. (a)	3,070	$161,267
Moody’s Corp.	2,422	352,353
Multi-Color Corp.	1,200	63,792
RELX PLC	4,549	90,013
S&P Global, Inc.	669	121,972

		$789,397

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.5%
Canadian National Railway Co.	5,712	$488,262
Canadian Pacific Railway Ltd.	140	28,700
Kansas City Southern Co.	751	76,572
StealthGas, Inc. (a)	5,689	19,229
Union Pacific Corp.	2,733	399,619

		$1,012,382
Real Estate - 2.9%
Annaly Mortgage Management, Inc., REIT	2,437	$24,053
Ascendas Real Estate Investment Trust, REIT	50,700	92,081
Big Yellow Group PLC, REIT	3,028	33,382
Brixmor Property Group Inc., REIT	6,260	101,412
Concentradora Fibra Danhos S.A. de C.V., REIT	55,943	73,670
Corporate Office Properties Trust, REIT	1,825	47,158
Deutsche Wohnen SE	6,508	298,095
EPR Properties, REIT	5,838	401,304
Equity Commonwealth, REIT	1,670	49,733
Extra Space Storage, Inc., REIT	11,435	1,029,836
Grand City Properties S.A.	3,886	94,103
Host Hotels & Resorts, Inc., REIT	16,985	324,583
Industrial Logistics Properties Trust, REIT	2,735	59,049
LEG Immobilien AG	842	92,184
Life Storage, Inc., REIT	5,631	530,215
Medical Properties Trust, Inc., REIT	12,020	178,617
Mid-America Apartment Communities, Inc., REIT	618	60,385
Public Storage, Inc., REIT	157	32,259
Realogy Holdings Corp.	1,032	19,680
Select Income REIT	5,335	100,885
Simon Property Group, Inc., REIT	786	144,247
STAG Industrial, Inc., REIT	6,897	182,495
Store Capital Corp., REIT	26,730	775,972
Sun Communities, Inc., REIT	556	55,861
TAG Immobilien AG	24,618	562,690
VICI Properties, Inc., REIT	1,463	31,586
W.P. Carey, Inc., REIT	6,062	400,153

		$5,795,688
Restaurants - 0.5%
Aramark	1,656	$59,484
Domino’s Pizza, Inc.	122	32,792
Performance Food Group Co. (a)	3,095	90,745
Starbucks Corp.	797	46,441
U.S. Foods Holding Corp. (a)	10,686	311,711

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - continued
Yum China Holdings, Inc.	13,463	$485,745

		$1,026,918
Special Products & Services - 0.0%
Boyd Group Income Fund, EU	672	$61,414

Specialty Chemicals - 1.2%
Akzo Nobel N.V.	1,372	$115,431
Axalta Coating Systems Ltd. (a)	6,394	157,804
Croda International PLC	2,795	172,198
Elementis PLC	19,561	51,256
Ferro Corp. (a)	7,915	134,080
Ferroglobe PLC	8,634	52,581
Kansai Paint Co. Ltd.	3,800	55,979
Linde PLC (a)	4,789	785,770
Nitto Denko Corp.	700	43,636
RPM International, Inc.	2,344	143,382
Sika AG	3,474	445,654
Symrise AG	923	77,529
Univar, Inc. (a)	7,019	172,808

		$2,408,108
Specialty Stores - 2.0%
Amazon.com, Inc. (a)(f)	1,454	$2,323,506
Best Buy Co., Inc.	4,325	303,442
BJ’s Wholesale Club Holdings, Inc. (a)	2,324	51,477
Costco Wholesale Corp.	189	43,211
Dufry AG	325	36,642
Floor & Decor Holdings, Inc. (a)	2,017	51,595
Hudson Ltd., “A” (a)	2,853	60,312
Just Eat PLC (a)	9,824	76,297
L Brands, Inc.	1,166	37,802
Michaels Co., Inc. (a)	4,076	64,605
Nitori Co. Ltd.	800	104,921
O’Reilly Automotive, Inc. (a)	431	138,243
Ross Stores, Inc.	3,355	332,145
Ryohin Keikaku Co. Ltd.	400	105,676
TJX Cos., Inc.	418	45,930
Tractor Supply Co.	973	89,409
Urban Outfitters, Inc. (a)	1,353	53,389
Zumiez, Inc. (a)	1,579	36,727

		$3,955,329

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 0.5%
Advanced Info Service PLC	7,800	$45,529
American Tower Corp., REIT	2,579	401,834
KDDI Corp.	12,500	311,050
SBA Communications Corp., REIT (a)	1,558	252,661
SoftBank Group Corp.	1,000	81,079

		$1,092,153
Telephone Services - 0.2%
Bezeq - The Israel Telecommunication Corp. Ltd.	70,257	$80,641
CenturyLink, Inc.	3,908	80,661
Com Hem Holding AB	1,983	30,944
Hellenic Telecommunications Organization S.A.	3,081	34,373
Verizon Communications, Inc.	2,284	130,394

		$357,013
Tobacco - 1.4%
Altria Group, Inc.	12,598	$819,374
British American Tobacco PLC	6,838	296,603
Japan Tobacco, Inc.	7,500	192,856
Philip Morris International, Inc. (f)	14,553	1,281,683
Swedish Match AB	2,475	126,114

		$2,716,630
Trucking - 0.1%
DSV A.S.	1,760	$141,507
Hamakyorex Co. Ltd.	1,900	61,309
Yamato Holdings Co. Ltd.	1,700	46,384

		$249,200
Utilities - Electric Power - 1.9%
AES Corp.	20,762	$302,710
American Electric Power Co., Inc.	352	25,823
Black Hills Corp.	2,005	119,298
CenterPoint Energy, Inc.	2,044	55,208
CLP Holdings Ltd.	5,000	56,045
CMS Energy Corp.	1,937	95,920
DTE Energy Co.	663	74,521
Duke Energy Corp.	5,017	414,555
E.ON AG	5,598	54,250
Eversource Energy	1,065	67,372
Exelon Corp. (f)	18,440	807,856
FirstEnergy Corp.	1,253	46,712
Iberdrola S.A.	9,397	66,586
NextEra Energy, Inc.	183	31,568

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
NRG Energy, Inc. (f)	21,207	$767,481
Pinnacle West Capital Corp.	864	71,064
Portland General Electric Co.	2,529	114,007
Public Service Enterprise Group, Inc.	1,535	82,015
Southern Co.	10,468	471,374
WEC Energy Group, Inc.	798	54,583

		$3,778,948
Total Common Stocks (Identified Cost, $121,071,281)		$126,292,520

Bonds - 18.6%
Aerospace - 0.2%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$160,000	$148,157
L3 Technologies, Inc., 3.85%, 6/15/2023	238,000	237,265

		$385,422
Apparel Manufacturers - 0.2%
Coach, Inc., 4.125%, 7/15/2027	$412,000	$385,578

Automotive - 0.4%
General Motors Co., 4.875%, 10/02/2023	$400,000	$404,858
General Motors Co., 5.15%, 4/01/2038	166,000	146,553
Lear Corp., 3.8%, 9/15/2027	221,000	200,648

		$752,059
Brokerage & Asset Managers - 0.7%
Charles Schwab Corp., 3.2%, 1/25/2028	$564,000	$528,213
E*TRADE Financial Corp., 2.95%, 8/24/2022	236,000	227,446
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	353,000	338,248
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	277,000	273,899

		$1,367,806
Building - 0.4%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$418,000	$417,851
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	194,000	175,622
Masco Corp., 4.375%, 4/01/2026	302,000	297,724

		$891,197
Business Services - 0.3%
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	$369,000	$364,383
Fidelity National Information Services, Inc., 5%, 10/15/2025	263,000	274,244

		$638,627

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$685,000	$707,415
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	90,000	80,127
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	400,000	398,370
Time Warner Cable, Inc., 4.5%, 9/15/2042	368,000	295,791

		$1,481,703
Chemicals - 0.5%
Dow Chemical Co., 8.55%, 5/15/2019	$325,000	$334,266
LyondellBasell Industries N.V., 5%, 4/15/2019	294,000	295,109
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	228,000	229,683
Sherwin-Williams Co., 2.25%, 5/15/2020	201,000	197,583

		$1,056,641
Computer Software - 0.3%
Microsoft Corp., 4.25%, 2/06/2047	$600,000	$605,392

Computer Software - Systems - 0.6%
Apple, Inc., 3.35%, 2/09/2027	$600,000	$577,893
Apple, Inc., 4.25%, 2/09/2047	600,000	583,007

		$1,160,900
Conglomerates - 0.1%
Wabtec Corp., 4.7%, 9/15/2028	$118,000	$114,075
Westinghouse Air Brake Technologies Corp., 4.15%, 3/15/2024	61,000	59,574

		$173,649
Consumer Products - 0.2%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$300,000	$298,316

Consumer Services - 0.9%
Priceline Group, Inc., 3.65%, 3/15/2025	$319,000	$309,733
Priceline Group, Inc., 3.6%, 6/01/2026	536,000	511,901
Visa, Inc., 2.75%, 9/15/2027	500,000	460,530
Visa, Inc., 4.15%, 12/14/2035	527,000	526,430

		$1,808,594
Energy - Integrated - 0.1%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$200,000	$190,259

Entertainment - 0.1%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$312,000	$285,535

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 0.4%
Kraft Heinz Foods Co., 5%, 7/15/2035	$157,000	$148,783
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	700,000	699,933

		$848,716
Gaming & Lodging - 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$108,000	$106,110
Marriott International, Inc., 4%, 4/15/2028	386,000	371,747

		$477,857
Insurance - 0.2%
American International Group, Inc., 4.5%, 7/16/2044	$331,000	$293,324

Insurance - Health - 0.4%
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)	$170,000	$168,027
UnitedHealth Group, Inc., 4.625%, 7/15/2035	615,000	632,534

		$800,561
Insurance - Property & Casualty - 0.6%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$588,000	$570,727
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	700,000	684,060

		$1,254,787
Machinery & Tools - 0.2%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$327,000	$323,591

Major Banks - 2.6%
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	$397,000	$387,934
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	700,000	667,224
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	950,000	875,428
JPMorgan Chase & Co., 4.25%, 10/15/2020	800,000	812,431
JPMorgan Chase & Co., 3.25%, 9/23/2022	650,000	641,063
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR (LIBOR - 3mo. + 3.78%) to 1/29/2049	500,000	533,250
Morgan Stanley, 3.125%, 7/27/2026	686,000	628,243
Morgan Stanley, 3.95%, 4/23/2027	580,000	547,962

		$5,093,535
Medical & Health Technology & Services - 1.4%
Becton, Dickinson and Co., 3.125%, 11/08/2021	$201,000	$197,700
Becton, Dickinson and Co., 3.734%, 12/15/2024	73,000	70,763
Becton, Dickinson and Co., 4.685%, 12/15/2044	496,000	463,338

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	$207,000	$198,826
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	359,000	333,246
Life Technologies Corp., 6%, 3/01/2020	325,000	335,355
Life Technologies Corp., 5%, 1/15/2021	532,000	543,793
Northwell Healthcare, Inc., 3.979%, 11/01/2046	39,000	34,396
Northwell Healthcare, Inc., 4.26%, 11/01/2047	310,000	281,799
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	400,000	390,196

		$2,849,412
Metals & Mining - 0.3%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$331,000	$328,095
Glencore Funding LLC, 4%, 4/16/2025 (n)	206,000	197,019

		$525,114
Midstream - 0.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$472,000	$465,123
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	713,000	703,731
MPLX LP, 4.5%, 4/15/2038	182,000	162,170
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	336,000	319,714

		$1,650,738
Natural Gas - Distribution - 0.1%
NiSource, Inc., 5.65%, 2/01/2045	$85,000	$91,774

Network & Telecom - 0.3%
AT&T, Inc., 5.65%, 2/15/2047	$611,000	$593,479

Oils - 0.7%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$663,000	$662,817
Marathon Petroleum Corp., 4.75%, 9/15/2044	373,000	342,258
Valero Energy Corp., 4.9%, 3/15/2045	479,000	456,970

		$1,462,045
Other Banks & Diversified Financials - 0.5%
Capital One Financial Corp., 2.5%, 5/12/2020	$401,000	$395,326
Capital One Financial Corp., 3.75%, 3/09/2027	229,000	211,947
Citizens Bank N.A., 2.55%, 5/13/2021	407,000	396,028

		$1,003,301
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$243,000	$237,665

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 0.2%
Dollar Tree, Inc., 4%, 5/15/2025	$193,000	$185,436
Home Depot, Inc., 3.9%, 6/15/2047	245,000	222,727

		$408,163
Specialty Chemicals - 0.5%
Ecolab, Inc., 2.25%, 1/12/2020	$700,000	$692,581
Ecolab, Inc., 4.35%, 12/08/2021	326,000	334,259

		$1,026,840
Telecommunications - Wireless - 1.4%
American Tower Corp., REIT, 3.5%, 1/31/2023	$325,000	$318,222
American Tower Corp., REIT, 5%, 2/15/2024	400,000	414,720
American Tower Corp., REIT, 4%, 6/01/2025	464,000	450,880
Crown Castle International Corp., 4.45%, 2/15/2026	617,000	609,654
Crown Castle International Corp., 3.7%, 6/15/2026	369,000	348,527
SBA Tower Trust, 2.898%, 10/15/2019 (n)	618,000	614,553

		$2,756,556
Tobacco - 0.3%
Reynolds American, Inc., 8.125%, 6/23/2019	$266,000	$274,220
Reynolds American, Inc., 3.25%, 6/12/2020	357,000	355,793

		$630,013
Transportation - Services - 0.4%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$578,000	$706,090
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	80,000	73,377

		$779,467
U.S. Treasury Obligations - 0.6%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)	$1,249,000	$1,282,762

Utilities - Electric Power - 0.7%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$506,000	$490,481
Exelon Corp., 3.497%, 6/01/2022	346,000	337,435
PPL Capital Funding, Inc., 5%, 3/15/2044	285,000	286,814
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	200,000	206,156

		$1,320,886
Total Bonds (Identified Cost, $38,318,375)		$37,192,264

Preferred Stocks - 0.2%
Aerospace - 0.0%
Rolls-Royce Holdings PLC (a)	1,408,244	$1,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Preferred Stocks - continued
Consumer Products - 0.1%
Henkel AG & Co. KGaA	2,540	$277,854

Specialty Chemicals - 0.1%
Fuchs Petrolub SE	2,014	$93,390
Total Preferred Stocks (Identified Cost, $399,779)		$373,044

Investment Companies (h) - 17.4%
Money Market Funds - 17.4%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $34,746,137)	34,748,214	$34,744,739

Securities Sold Short - (0.0)%
Telecommunications - Wireless - (0.0)%
Crown Castle International Corp., REIT (Proceeds Received, $9,363)	(114)	$(12,396)

Other Assets, Less Liabilities - 0.7%		1,406,495
Net Assets - 100.0%		$199,996,666

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $34,744,739 and $163,857,828, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,425,445, representing 2.2% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
EU	Equity Unit
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 10/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
GBP	328,892	USD	419,000	JPMorgan Chase Bank N.A.	11/16/2018	$1,644
HKD	1,341,939	USD	171,162	Goldman Sachs International	11/16/2018	53
JPY	137,372,629	USD	1,212,000	JPMorgan Chase Bank N.A.	11/16/2018	6,682
NZD	475,699	USD	307,000	Goldman Sachs International	11/16/2018	3,463
SEK	1,554,953	USD	170,000	Goldman Sachs International	11/16/2018	110
USD	2,797,720	AUD	3,933,494	JPMorgan Chase Bank N.A.	11/16/2018	11,790
USD	488,000	CAD	640,778	Goldman Sachs International	11/16/2018	1,137
USD	283,000	CAD	365,697	JPMorgan Chase Bank N.A.	11/16/2018	5,144
USD	11,611,153	CHF	11,244,386	JPMorgan Chase Bank N.A.	11/16/2018	432,650
USD	681,033	DKK	4,357,780	JPMorgan Chase Bank N.A.	11/16/2018	18,678
USD	22,759,879	EUR	19,531,797	JPMorgan Chase Bank N.A.	11/16/2018	612,891
USD	2,054,000	GBP	1,579,278	JPMorgan Chase Bank N.A.	11/16/2018	34,145
USD	123,289	ILS	439,381	JPMorgan Chase Bank N.A.	11/16/2018	5,031
USD	319,365	INR	23,458,980	JPMorgan Chase Bank N.A.	11/16/2018	2,671
USD	7,714,407	JPY	853,518,902	JPMorgan Chase Bank N.A.	11/16/2018	142,534

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	583,445	KRW	656,982,480	JPMorgan Chase Bank N.A.	11/16/2018	$6,705
USD	114,970	MXN	2,241,897	Goldman Sachs International	11/16/2018	4,869
USD	1,266,000	NOK	10,341,205	Goldman Sachs International	11/16/2018	38,541
USD	11,371,421	NZD	17,379,864	Goldman Sachs International	11/16/2018	28,522
USD	6,048,764	SEK	54,341,488	Goldman Sachs International	11/16/2018	103,867
USD	573,927	SGD	789,487	JPMorgan Chase Bank N.A.	11/16/2018	3,799
USD	446,873	TWD	13,724,381	JPMorgan Chase Bank N.A.	11/16/2018	2,910

						$1,467,836

Liability Derivatives
AUD	458,106	USD	330,000	JPMorgan Chase Bank N.A.	11/16/2018	$(5,543)
CAD	7,309,040	USD	5,648,224	JPMorgan Chase Bank N.A.	11/16/2018	(94,817)
CHF	744,813	USD	755,000	JPMorgan Chase Bank N.A.	11/16/2018	(14,551)
EUR	2,206,763	USD	2,554,000	JPMorgan Chase Bank N.A.	11/16/2018	(51,765)
GBP	442,560	USD	577,959	JPMorgan Chase Bank N.A.	11/16/2018	(11,937)
HKD	1,260,666	USD	161,000	Goldman Sachs International	11/16/2018	(154)
JPY	241,630,818	USD	2,145,000	JPMorgan Chase Bank N.A.	11/16/2018	(1,406)
NOK	52,169,444	USD	6,241,611	Goldman Sachs International	11/16/2018	(49,309)
NZD	2,585,263	USD	1,707,000	Goldman Sachs International	11/16/2018	(19,739)
SEK	13,389,782	USD	1,492,000	Goldman Sachs International	11/16/2018	(27,173)
USD	216,399	BRL	909,113	Goldman Sachs International	11/16/2018	(27,501)
USD	2,197,935	HKD	17,232,240	Goldman Sachs International	11/16/2018	(690)
USD	106,493	RUB	7,501,212	Goldman Sachs International	11/16/2018	(7,176)
USD	232,913	ZAR	3,558,491	Goldman Sachs International	11/16/2018	(7,884)

						$(319,645)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
DAX Index	Short	EUR	13	$4,217,635	December - 2018	$168,820
FTSE 40 Index	Short	ZAR	220	6,918,461	December - 2018	445,727
Hang Seng Index	Long	HKD	6	950,309	November - 2018	7,047
IBEX 35 Index	Long	EUR	2	201,304	November - 2018	101
KOSPI 200 Index	Short	KRW	21	1,220,609	December - 2018	127,915
MSCI Taiwan Index	Long	USD	144	5,224,830	November - 2018	118,783
OMX Stockholm 30 Index	Long	SEK	166	2,779,017	November - 2018	305
Russell 2000 Index	Short	USD	225	17,008,875	December - 2018	1,885,915
S&P 500 Index	Short	USD	316	42,835,380	December - 2018	2,531,856
S&P MidCap 400 Index	Short	USD	101	18,430,480	December - 2018	2,119,354
Topix Index	Short	JPY	44	6,373,527	December - 2018	229,888

						$7,635,711

Interest Rate Futures
Australian 10 yr Bond	Short	AUD	35	$3,207,525	December - 2018	$4,963
Canadian Treasury Bond 10 yr	Short	CAD	193	19,374,036	December - 2018	275,493
Long Gilt 10 yr	Long	GBP	51	7,979,687	December - 2018	21,204
U.S. Treasury Note 10 yr	Short	USD	1	118,438	December - 2018	450
U.S. Treasury Ultra Bond 30 yr	Short	USD	42	6,267,187	December - 2018	201,967

						$504,077

						$8,139,788

Liability Derivatives
Equity Futures
AEX 25 Index	Short	EUR	52	$6,087,676	November - 2018	$(23,742)
BIST 30 Index	Long	TRY	2,974	6,224,651	December - 2018	(146,685)
CAC 40 Index	Long	EUR	91	5,246,321	November - 2018	(18)
FTSE 100 Index	Long	GBP	55	4,999,104	December - 2018	(45,505)
Hang Seng China Enterprises Index	Short	HKD	95	6,156,423	November - 2018	(64,166)
IBOV Index	Short	BRL	134	3,164,510	December - 2018	(11,990)
Mexican Bolsa Index	Long	MXN	224	4,862,812	December - 2018	(113,999)
MSCI Singapore Index	Short	SGD	7	173,768	November - 2018	(1,583)
NIFTY Index	Short	USD	143	2,970,682	November - 2018	(9,027)
S&P/ASX 200 Index	Long	AUD	4	411,444	December - 2018	(12,752)
S&P/TSX 60 Index	Long	CAD	7	950,951	December - 2018	(56,943)

						$(486,410)

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures
German Euro-Bund 10 yr	Long	EUR	46	$8,349,850	December - 2018	$(9,280)
Japan Government Note 10 yr	Long	JPY	4	5,339,833	December - 2018	(2,534)
U.S. Treasury Note 5 yr	Long	USD	233	26,185,195	December - 2018	(4,468)

						$(16,282)

						$(502,692)

At October 31, 2018, the fund had cash collateral of $1,141,664 and other liquid securities with an aggregate value of $14,824,332 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $159,789,435)	$163,857,828
Investments in affiliated issuers, at value (identified cost, $34,746,137)	34,744,739
Cash	50,499
Foreign currency, at value (identified cost, $88)	88
Deposits with brokers for
Futures contracts	1,130,740
Securities sold short	10,924
Receivables for
Forward foreign currency exchange contracts	1,467,836
Daily variation margin on open futures contracts	43,391
Investments sold	89,721
Fund shares sold	132,380
Interest and dividends	663,650
Receivable from investment adviser	3,835
Total assets	$202,195,631
Liabilities
Payables for
Securities sold short, at value (proceeds received, $9,363)	$12,396
Forward foreign currency exchange contracts	319,645
Daily variation margin on open futures contracts	1,180,088
Investments purchased	153,268
Fund shares reacquired	214,757
Payable to affiliates
Shareholder servicing costs	152,116
Distribution and service fees	1,583
Payable for independent Trustees’ compensation	12
Deferred country tax expense payable	839
Accrued expenses and other liabilities	164,261
Total liabilities	$2,198,965
Net assets	$199,996,666
Net assets consist of
Paid-in capital	$235,097,369
Total distributable earnings (loss)	(35,100,703)
Net assets	$199,996,666
Shares of beneficial interest outstanding	19,790,587

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$35,972,234	3,572,381	$10.07
Class B	5,061,317	515,359	9.82
Class C	13,845,103	1,406,109	9.85
Class I	137,065,422	13,500,883	10.15
Class R1	195,135	20,077	9.72
Class R2	1,433,675	144,731	9.91
Class R3	996,814	98,832	10.09
Class R4	90,366	8,877	10.18
Class R6	5,336,600	523,338	10.20

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.68 [100 / 94.25 x $10.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$2,899,962
Interest	1,780,942
Dividends from affiliated issuers	344,781
Other	87,404
Foreign taxes withheld	(110,238)
Total investment income	$5,002,851
Expenses
Management fee	$2,168,856
Distribution and service fees	360,188
Shareholder servicing costs	149,440
Administrative services fee	46,377
Independent Trustees’ compensation	7,244
Custodian fee	215,766
Shareholder communications	32,807
Audit and tax fees	95,659
Legal fees	1,685
Dividend and interest expense on securities sold short	748
Interest expense and fees	62,476
Miscellaneous	230,371
Total expenses	$3,371,617
Fees paid indirectly	(22,453)
Reduction of expenses by investment adviser and distributor	(230,470)
Net expenses	$3,118,694
Net investment income (loss)	$1,884,157
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,422 country tax)	$27,036,174
Affiliated issuers	467
Futures contracts	(26,143,418)
Swap agreements	(794,549)
Securities sold short	(4,170)
Forward foreign currency exchange contracts	7,075,800
Foreign currency	(91,767)
Net realized gain (loss)	$7,078,537
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,029 decrease in deferred country tax)	$(25,671,689)
Affiliated issuers	(1,398)
Futures contracts	16,232,671
Swap agreements	719,719
Securities sold short	3,594
Forward foreign currency exchange contracts	(311,312)
Translation of assets and liabilities in foreign currencies	62,976
Net unrealized gain (loss)	$(8,965,439)
Net realized and unrealized gain (loss)	$(1,886,902)
Change in net assets from operations	$(2,745)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$1,884,157	$1,996,143
Net realized gain (loss)	7,078,537	3,296,853
Net unrealized gain (loss)	(8,965,439)	9,356,003
Change in net assets from operations	$(2,745)	$14,648,999
Total distributions declared to shareholders (a)	$(5,670,263)	$(11,650,148)
Change in net assets from fund share transactions	$(96,629,679)	$(258,644,780)
Total change in net assets	$(102,302,687)	$(255,645,929)
Net assets
At beginning of period	302,299,353	557,945,282
At end of period (b)	$199,996,666	$302,299,353

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income were $11,650,148.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included undistributed net investment income of $6,155,173.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$10.26	$10.00	$10.38	$10.65	$10.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$0.06	$0.05	$0.05
Net realized and unrealized gain (loss)	(0.07)	0.46	(0.35)	(0.23)	0.45
Total from investment operations	$(0.01)	$0.50	$(0.29)	$(0.18)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.09)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$10.07	$10.26	$10.00	$10.38	$10.65
Total return (%) (r)(s)(t)(x)	(0.06)	5.18	(2.77)	(1.67)	4.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.63	1.47	1.40	1.47
Expenses after expense reductions (f)	1.37	1.51	1.46	1.39	1.40
Net investment income (loss)	0.64	0.39	0.57	0.49	0.45
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$35,972	$50,452	$125,642	$181,537	$128,066
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.34	1.40	1.39	1.39	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$10.01	$9.76	$10.14	$10.41	$10.07
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.02)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	(0.07)	0.44	(0.33)	(0.22)	0.44
Total from investment operations	$(0.08)	$0.41	$(0.35)	$(0.25)	$0.41
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.16)	$(0.03)	$(0.02)	$(0.07)
Net asset value, end of period (x)	$9.82	$10.01	$9.76	$10.14	$10.41
Total return (%) (r)(s)(t)(x)	(0.81)	4.35	(3.50)	(2.42)	4.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.37	2.22	2.15	2.22
Expenses after expense reductions (f)	2.12	2.25	2.21	2.14	2.15
Net investment income (loss)	(0.09)	(0.29)	(0.18)	(0.24)	(0.30)
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$5,061	$6,354	$8,714	$9,654	$8,637
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.09	2.15	2.14	2.14	2.15

Class C	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$10.00	$9.74	$10.13	$10.40	$10.06
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.02)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	(0.06)	0.44	(0.34)	(0.22)	0.44
Total from investment operations	$(0.07)	$0.41	$(0.36)	$(0.25)	$0.41
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.15)	$(0.03)	$(0.02)	$(0.07)
Net asset value, end of period (x)	$9.85	$10.00	$9.74	$10.13	$10.40
Total return (%) (r)(s)(t)(x)	(0.72)	4.35	(3.53)	(2.37)	4.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.38	2.22	2.15	2.22
Expenses after expense reductions (f)	2.13	2.26	2.21	2.14	2.15
Net investment income (loss)	(0.10)	(0.30)	(0.18)	(0.26)	(0.30)
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$13,845	$24,540	$43,754	$55,745	$41,318
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.10	2.15	2.14	2.14	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$10.35	$10.10	$10.48	$10.75	$10.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$0.08	$0.07	$0.07
Net realized and unrealized gain (loss)	(0.07)	0.46	(0.34)	(0.22)	0.46
Total from investment operations	$0.02	$0.53	$(0.26)	$(0.15)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.28)	$(0.12)	$(0.12)	$(0.15)
Net asset value, end of period (x)	$10.15	$10.35	$10.10	$10.48	$10.75
Total return (%) (r)(s)(t)(x)	0.19	5.42	(2.52)	(1.44)	5.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.38	1.22	1.15	1.23
Expenses after expense reductions (f)	1.12	1.26	1.21	1.15	1.15
Net investment income (loss)	0.90	0.71	0.82	0.69	0.68
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$137,065	$211,360	$371,340	$538,464	$228,066
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.10	1.15	1.14	1.15	1.15

Class R1	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$9.93	$9.72	$10.10	$10.37	$10.02
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.02)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	(0.07)	0.44	(0.33)	(0.22)	0.44
Total from investment operations	$(0.08)	$0.41	$(0.35)	$(0.25)	$0.41
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.20)	$(0.03)	$(0.02)	$(0.06)
Net asset value, end of period (x)	$9.72	$9.93	$9.72	$10.10	$10.37
Total return (%) (r)(s)(t)(x)	(0.83)	4.38	(3.52)	(2.42)	4.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.37	2.23	2.15	2.22
Expenses after expense reductions (f)	2.13	2.24	2.22	2.14	2.15
Net investment income (loss)	(0.08)	(0.26)	(0.21)	(0.29)	(0.29)
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$195	$363	$328	$239	$151
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.10	2.15	2.15	2.14	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$10.11	$9.89	$10.26	$10.53	$10.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.02	$0.03	$0.03	$0.02
Net realized and unrealized gain (loss)	(0.06)	0.44	(0.34)	(0.23)	0.45
Total from investment operations	$(0.02)	$0.46	$(0.31)	$(0.20)	$0.47
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.06)	$(0.07)	$(0.12)
Net asset value, end of period (x)	$9.91	$10.11	$9.89	$10.26	$10.53
Total return (%) (r)(s)(t)(x)	(0.22)	4.81	(2.99)	(1.88)	4.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.86	1.72	1.65	1.73
Expenses after expense reductions (f)	1.61	1.74	1.72	1.64	1.65
Net investment income (loss)	0.42	0.23	0.31	0.26	0.18
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$1,434	$1,560	$1,300	$1,139	$1,028
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.59	1.65	1.65	1.64	1.65

Class R3	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$10.29	$10.06	$10.39	$10.65	$10.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.05	$0.05	$0.05	$0.05
Net realized and unrealized gain (loss)	(0.07)	0.45	(0.34)	(0.23)	0.45
Total from investment operations	$0.00 (w)	$0.50	$(0.29)	$(0.18)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.27)	$(0.04)	$(0.08)	$(0.13)
Net asset value, end of period (x)	$10.09	$10.29	$10.06	$10.39	$10.65
Total return (%) (r)(s)(t)(x)	0.00 (w)	5.17	(2.83)	(1.72)	4.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.61	1.49	1.40	1.47
Expenses after expense reductions (f)	1.37	1.49	1.47	1.39	1.40
Net investment income (loss)	0.65	0.49	0.47	0.43	0.48
Portfolio turnover	37	37	51	49	94
Net assets at end of period (000 omitted)	$997	$1,009	$932	$707	$270
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.34	1.40	1.40	1.39	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15		10/31/14
Net asset value, beginning of period	$10.37	$10.13	$10.44	$10.76		$10.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$0.09	$0.09		$0.08
Net realized and unrealized gain (loss)	(0.07)	0.46	(0.35)	(0.30	)(g)	0.45
Total from investment operations	$0.02	$0.53	$(0.26)	$(0.21)		$0.53
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.29)	$(0.05)	$(0.11)		$(0.15)
Net asset value, end of period (x)	$10.18	$10.37	$10.13	$10.44		$10.76
Total return (%) (r)(s)(t)(x)	0.24	5.40	(2.50)	(1.94)		5.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.39	1.22	1.14		1.21
Expenses after expense reductions (f)	1.13	1.26	1.21	1.13		1.15
Net investment income (loss)	0.91	0.71	0.85	0.81		0.75
Portfolio turnover	37	37	51	49		94
Net assets at end of period (000 omitted)	$90	$128	$192	$161		$1,483
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.10	1.15	1.14	1.13		1.15

Class R6	Year ended
	10/31/18	10/31/17	10/31/16	10/31/15		10/31/14
Net asset value, beginning of period	$10.41	$10.16	$10.54	$10.81		$10.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.09	$0.06		$0.08
Net realized and unrealized gain (loss)	(0.08)	0.45	(0.35)	(0.21)		0.46
Total from investment operations	$0.02	$0.54	$(0.26)	$(0.15)		$0.54
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.29)	$(0.12)	$(0.12)		$(0.15)
Net asset value, end of period (x)	$10.20	$10.41	$10.16	$10.54		$10.81
Total return (%) (r)(s)(t)(x)	0.24	5.57	(2.45)	(1.38)		5.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.24	1.12	1.08		1.14
Expenses after expense reductions (f)	1.07	1.12	1.11	1.07		1.07
Net investment income (loss)	0.97	0.84	0.92	0.61		0.79
Portfolio turnover	37	37	51	49		94
Net assets at end of period (000 omitted)	$5,337	$6,533	$5,743	$4,099		$140
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.04	1.03	1.04	1.07		1.07

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Notes to Financial Statements – continued

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign

Notes to Financial Statements – continued

securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$90,127,365	$—	$—	$90,127,365
United Kingdom	6,203,497	1,800	—	6,205,297
Japan	206,018	5,401,077	—	5,607,095
France	4,649,669	—	—	4,649,669
Switzerland	4,548,949	—	—	4,548,949
Germany	3,566,412	—	—	3,566,412
Canada	1,820,593	—	—	1,820,593
China	1,127,271	206,064	—	1,333,335
Spain	1,232,257	—	—	1,232,257
Other Countries	5,776,793	1,797,799	—	7,574,592
U.S. Treasury Bonds &
U.S. Government Agency &
Equivalents	—	1,282,762	—	1,282,762
U.S. Corporate Bonds	—	34,201,007	—	34,201,007
Foreign Bonds	—	1,708,495	—	1,708,495
Mutual Funds	34,744,739	—	—	34,744,739
Total	$154,003,563	$44,599,004	$—	$198,602,567
Short Sales	$(12,396)	$—	$—	$(12,396)

Other Financial Instruments
Futures Contracts – Assets	$8,139,788	$—	$—	$8,139,788
Futures Contracts – Liabilities	(502,692)	—	—	(502,692)
Forward Foreign Currency Exchange
Contracts – Assets	—	1,467,836	—	1,467,836
Forward Foreign Currency Exchange
Contracts – Liabilities	—	(319,645)	—	(319,645)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s

Notes to Financial Statements – continued

exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to asset classes, markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to asset classes, markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$504,077	$(16,282)
Foreign Exchange	Forward Foreign Currency Exchange	1,467,836	(319,645)
Equity	Equity Futures	7,635,711	(486,410)
Total		$9,607,624	$(822,337)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,065,296	$—	$—
Foreign Exchange	—	—	7,075,800
Equity	(27,208,714)	512,978	—
Credit	—	(1,307,527)	—
Total	$(26,143,418)	$(794,549)	$7,075,800

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(356,028)	$—	$—
Foreign Exchange	—	—	(311,312)
Equity	16,588,699	—	—
Credit	—	719,719	—
Total	$16,232,671	$719,719	$(311,312)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2018:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$43,391	$(1,180,088)
Forward Foreign Currency Exchange Contracts	1,467,836	(319,645)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets and Liabilities	$1,511,227	$(1,499,733)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	43,391	(1,180,088)
Total Gross Amount of Derivative Assets and
Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$1,467,836	$(319,645)

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2018:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$180,562	$(139,626)	$—	$—	$40,936
JPMorgan Chase Bank N.A.	1,287,274	(180,019)	(676,541)	(138,000)	292,714
Total	$1,467,836	$(319,645)	$(676,541)	$(138,000)	$333,650

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2018:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(139,626)	$139,626	$—	$—	$—
JPMorgan Chase Bank N.A.	(180,019)	180,019	—	—	—
Total	$(319,645)	$(319,645)	$—	$—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to

Notes to Financial Statements – continued

hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of the uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is

Notes to Financial Statements – continued

recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Notes to Financial Statements – continued

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2018, this expense amounted to $748. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any

Notes to Financial Statements – continued

uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$5,670,263	$11,650,148

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$203,071,559
Gross appreciation	16,137,063
Gross depreciation	(11,833,164)
Net unrealized appreciation (depreciation)	$4,303,899
Undistributed ordinary income	1,713,654
Capital loss carryforwards	(41,158,668)
Other temporary differences	40,412

As of October 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(41,158,668)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/18	Year ended 10/31/17
Class A	$886,465	$2,476,975
Class B	67,692	133,713
Class C	179,880	624,236
Class I	4,302,441	8,176,727
Class R1	4,670	6,831
Class R2	27,758	32,690
Class R3	21,731	25,148
Class R4	2,787	7,467
Class R6	176,839	166,361
Total	$5,670,263	$11,650,148

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period November 1, 2017 through July 12, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%

Effective July 13, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $23,044, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

Notes to Financial Statements – continued

For the period November 1, 2017 through July 12, 2018, MFS had engaged UBS Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS paid UBS a sub-advisory fee at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.28%
In excess of $1 billion and up to $2.5 billion	0.185%
In excess of $2.5 billion	0.16%

Effective as of the close of trading on July 12, 2018, UBS no longer serves as the sub-adviser of the fund and this agreement was terminated.

For the period November 1, 2017 through July 12, 2018, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

This written agreement terminated on July 12, 2018. For the period November 1, 2017 through July 12, 2018, this reduction amounted to $166,837, which is included in the reduction of total expenses in the Statement of Operations.

Effective July 13, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2020. For the period July 13, 2018 through October 31, 2018, this reduction amounted to $39,281, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,801 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$101,800
Class B	0.75%	0.25%	1.00%	1.00%	56,677
Class C	0.75%	0.25%	1.00%	1.00%	188,029
Class R1	0.75%	0.25%	1.00%	1.00%	3,236
Class R2	0.25%	0.25%	0.50%	0.50%	7,914
Class R3	—	0.25%	0.25%	0.25%	2,532
Total Distribution and Service Fees					$360,188

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $1,304 and $4 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$—
Class B	18,759
Class C	2,545

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $14,480, which equated to 0.0058% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $134,960.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $392 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017 and September 20, 2017, MFS purchased 231 and 435 shares of Class R4, respectively, for an aggregate amount of $2,304 and $4,489, respectively.

On August 15, 2017, MFS redeemed 4,935 shares of Class R6 for an aggregate amount of $51,225.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $962 and $145,683, respectively. The sales transactions resulted in net realized gains (losses) of $17,818.

For the period November 1, 2017 through July 12, 2018, the fund incurred approximately $15,905 in brokerage commissions with broker-dealer affiliates of UBS Group AG, an affiliate of UBS, for portfolio transactions executed on behalf of the fund.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,605,895	$270,145
Non-U.S. Government securities	$77,985,322	$185,327,483

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	780,705	$7,850,865	1,240,373	$12,374,429
Class B	48,937	481,543	39,757	389,814
Class C	48,226	475,523	101,912	986,286
Class I	3,262,292	33,086,213	9,242,560	92,067,709
Class R1	376	3,660	2,246	21,739
Class R2	23,026	227,746	27,267	270,078
Class R3	36,340	368,536	31,050	311,521
Class R4	1,370	14,015	9,136	90,779
Class R6	266,994	2,743,614	315,274	3,205,772
	4,468,266	$45,251,715	11,009,575	$109,718,127

Shares issued to shareholders in reinvestment of distributions
Class A	78,434	$785,123	244,754	$2,337,403
Class B	5,720	56,224	10,515	98,628
Class C	16,232	159,888	57,164	536,200
Class I	381,284	3,839,533	746,586	7,182,161
Class R1	480	4,670	734	6,831
Class R2	2,812	27,758	3,463	32,690
Class R3	2,167	21,731	2,622	25,148
Class R4	276	2,787	775	7,467
Class R6	14,958	151,223	13,228	127,785
	502,363	$5,048,937	1,079,841	$10,354,313

Shares reacquired
Class A	(2,205,097)	$(22,134,668)	(9,134,658)	$(89,492,999)
Class B	(174,047)	(1,714,749)	(308,519)	(2,969,501)
Class C	(1,111,342)	(10,957,958)	(2,197,323)	(21,315,388)
Class I	(10,560,632)	(107,220,948)	(26,330,441)	(261,713,784)
Class R1	(17,348)	(170,377)	(144)	(1,422)
Class R2	(35,295)	(351,816)	(8,084)	(80,183)
Class R3	(37,752)	(378,874)	(28,200)	(284,557)
Class R4	(5,155)	(51,731)	(16,432)	(167,176)
Class R6	(386,248)	(3,949,210)	(266,062)	(2,692,210)
	(14,532,916)	$(146,930,331)	(38,289,863)	$(378,717,220)

Notes to Financial Statements – continued

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	(1,345,958)	$(13,498,680)	(7,649,531)	$(74,781,167)
Class B	(119,390)	(1,176,982)	(258,247)	(2,481,059)
Class C	(1,046,884)	(10,322,547)	(2,038,247)	(19,792,902)
Class I	(6,917,056)	(70,295,202)	(16,341,295)	(162,463,914)
Class R1	(16,492)	(162,047)	2,836	27,148
Class R2	(9,457)	(96,312)	22,646	222,585
Class R3	755	11,393	5,472	52,112
Class R4	(3,509)	(34,929)	(6,521)	(68,930)
Class R6	(104,296)	(1,054,373)	62,440	641,347
	(9,562,287)	$(96,629,679)	(26,200,447)	$(258,644,780)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $1,570 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		19,869,700	207,029,661	(192,151,147)	34,748,214

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$467	$(1,398)	$—	$344,781	$34,744,739

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Alternative Strategy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Benjamin Nastou
Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ and UBS Asset Management (Americas) Inc.’s (“UBS”) efforts to improve the Fund’s performance. The Trustees also took into account the termination of UBS as the subadvisor of the Fund effective as of the close of trading on July 12, 2018 and MFS’ assumption of the management of the Fund’s entire portfolio in connection with the termination of the subadviser. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective July 13, 2018, which may not be changed without the Trustee’s approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. They also noted that MFS has agreed to further reduce its contractual advisory fee rate on the Fund’s average daily net assets up to $1 billion and in excess of $1 billion and up to $2.5 billion effective July 13, 2018. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory

Board Review of Investment Advisory Agreement – continued

agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 35.38% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2018 and 2017, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Commodity Strategy Fund	66,006	61,667
MFS Global Alternative Strategy Fund	66,872	65,362

Total	132,878	127,029

For the fiscal years ended October 31, 2018 and 2017, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	12,053	11,794	0	0
To MFS Global Alternative Strategy Fund	0	0	12,208	11,603	0	0
Total fees billed by Deloitte To above Funds	0	0	24,261	23,397	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	17,443	856,654
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities#	17,598	856,463

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST XV

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 14, 2018

*	Print name and title of each signing officer under his or her signature.